DISCOVERY SELECT(R)
--------------------------------------------------------------------------------
VARIABLE ANNUITY
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PROSPECTUS: MAY 1, 2000

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Discovery Select offers a wide variety of investment choices, including 26 variable investment options that invest in mutual funds managed by these leading asset managers.
PRUDENTIAL INVESTMENTS
AIM ADVISORS
ALLIANCE CAPITAL MANAGEMENT L.P.
AMERICAN CENTURY
DAVIS SELECTED ADVISERS, L.P.
FRANKLIN ADVISERS
JANUS CAPITAL
MFS
OPPENHEIMER CAPITAL
T. ROWE PRICE
WARBURG PINCUS

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Discovery Select variable annuity contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.
TO LEARN MORE ABOUT DISCOVERY SELECT
------------------------------------------------------------

To learn more about the Discovery Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549. The SEC also maintains a Web site (http://www.sec.gov) that contains the Discovery Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 35 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

  (888) PRU-2888 or write to us at:

 Pruco Life Insurance Company
      213 Washington Street
      Newark, New Jersey 07102-2992

 Prudential Annuity Service Center
      P.O. Box 14215

      New Brunswick, New Jersey 08906

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                               1
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CONTENTS
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
                                       PART I: DISCOVERY SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      7
                                                Summary of Contract Expenses.......................     10
                                                Expense Examples...................................     12

                                       PART II: DISCOVERY SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Discovery Select Variable
                                             Annuity?..............................................     16
                                                Short Term Cancellation Right or "Free Look".......     16

                                           Section 2: What Investment Options Can I Choose?........     17
                                                Variable Investment Options........................     17
                                                Fixed Interest-Rate Options........................     18
                                                Transfers Among Options............................     19
                                                Other Available Features...........................     20
                                                Voting Rights......................................     21
                                                Substitution.......................................     21

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     22
                                                Payment Provisions.................................     22
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     22
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     22
                                                    Option 3: Interest Payment Option..............     22
                                                    Option 4: Other Annuity Options................     22

                                           Section 4: What is the Death Benefit?...................     23
                                                Beneficiary........................................     23
                                                Calculation of the Death Benefit...................     23

                                           Section 5: How Can I Purchase a Discovery Select
                                             Contract?.............................................     24
                                                Purchase Payments..................................     24
                                                Allocation of Purchase Payments....................     24
                                                Calculating Contract Value.........................     24

                                           Section 6: What are the Expenses Associated with the
                                             Discovery Select Contract?............................     25
                                                Insurance Charges..................................     25
                                                Annual Contract Fee................................     25
                                                Withdrawal Charge..................................     25
                                                Critical Care Access...............................     26
                                                Premium Taxes......................................     26
                                                Transfer Fee.......................................     26
                                                Company Taxes......................................     26

                                           Section 7: How Can I Access My Money?...................     27
                                                Automated Withdrawals..............................     27
                                                Suspension of Payments or Transfers................     27

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--------------------------------------------------------------------------------

                                           Section 8: What are the Tax Considerations Associated
                                             with the Discovery Select Contract?...................     28
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     28
                                                Contracts Held by Tax Favored Plans................     29

                                           Section 9: Other Information............................     34
                                                Pruco Life Insurance Company.......................     34
                                                The Separate Account...............................     34
                                                Sale and Distribution of the Contract..............     35
                                                Assignment.........................................     35
                                                Financial Statements...............................     35
                                                Statement of Additional Information................     35
                                                Accumulation Unit Values...........................     36
                                                Market-Value Adjustment Formula....................     39
                                                IRA Disclosure Statement...........................     43

                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND

                                        AIM VARIABLE INSURANCE FUNDS

                                        ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                                        AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                        DAVIS VARIABLE ACCOUNT FUND, INC.

                                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                        JANUS ASPEN SERIES

                                        MFS VARIABLE INSURANCE TRUST

                                        OCC ACCUMULATION TRUST

                                        T. ROWE PRICE

                                        WARBURG PINCUS TRUST

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 4
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PART I SUMMARY
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DISCOVERY SELECT PROSPECTUS

                               [ROCKWELL GRAPHIC]
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT

The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE

This is the total value of your contract minus any withdrawal charge(s) or market-value adjustment, if applicable.

CONTRACT DATE

The date we receive your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

The total value of the amounts in a contract allocated to the variable investment options and the interest-rate options as of a particular date.

DEATH BENEFIT

If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive, at a minimum, the total amount invested or a potentially greater amount related to market appreciation. See "What is the Death Benefit?" on page 23.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, these are referred to as payout or annuity options.

INTEREST-RATE OPTION

An investment option that offers a fixed-rate of interest for a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging option), a one-year period (fixed-rate option) or a seven-year period (market-value adjustment option).

PRUDENTIAL ANNUITY SERVICE CENTER

P.O. Box 14215, New Brunswick, New Jersey, 08906. The phone number is (888) PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

Summary of Sections 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

SECTION 1
WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY?

This variable annuity contract, offered by Pruco Life, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 26 variable investment options. There are also three fixed interest-rate options which are available in most states. The contract is intended for retirement savings or other long-term investment purposes and provides a death benefit and guaranteed income options.

   The variable investment options are designed to offer the opportunity over the long term for a better return than the fixed interest-rate options. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest-rate options offer an interest rate that is guaranteed. While your money is in a fixed account, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3.0%. Payments allocated to the fixed interest-rate options become part of Pruco Life's general assets. As a result, the strength of our guarantee is based on the overall financial strength of Pruco Life.

   You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the variable investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of the payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected.

   FREE LOOK. If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever time period is required in the state where the contract was issued).

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that invest in the mutual funds described in the fund prospectuses provided with this prospectus:

THE PRUDENTIAL SERIES FUND

   Diversified Bond Portfolio

   Diversified Conservative Growth Portfolio

   Equity Income Portfolio

   Equity Portfolio

   Global Portfolio

   High Yield Bond Portfolio

   Money Market Portfolio

   Prudential Jennison Portfolio

   Small Capitalization Stock Portfolio

   Stock Index Portfolio

   20/20 Focus Portfolio

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. Growth and Income Fund

   AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Alliance Premier Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century VP Value

DAVIS VARIABLE ACCOUNT FUND, INC.

   Davis Value Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Small Cap Fund--Class 2
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                                                                               7

                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

Summary of Sections 1-9 CONTINUED
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   Growth Portfolio

   International Growth Portfolio

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Series

   Research Series

OCC ACCUMULATION TRUST

   Managed Portfolio

   Small Cap Portfolio

T. ROWE PRICE

   Equity Series--Equity Income Portfolio

   International Series--International Stock Portfolio

WARBURG PINCUS TRUST

   Global Post-Venture Capital Portfolio

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   You can also put your money into one or more of the fixed interest-rate options.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive at a minimum, the total amount invested or a potentially greater amount related to market appreciation.

SECTION 5
HOW CAN I PURCHASE A DISCOVERY SELECT ANNUITY CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You can add $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

   Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.40% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

   There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will impose a required premium tax charge which can range up to 5%.

   There are also charges associated with the mutual funds. These charges currently range from 0.39% to 1.40% per year of a fund's average daily assets.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each year, you may withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. This charge decreases 1% each year. After the 7th year, there is no charge for a withdrawal. You may also be subject to income tax and a tax penalty if you make an early withdrawal.
--------------------------------------------------------------------------------
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

Your earnings are not taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are fully taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of The Prudential Insurance Company of America.

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                                                                               9
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR DISCOVERY SELECT. THIS SUMMARY INCLUDES THE EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS BUT DOES NOT INCLUDE ANY PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

FOR MORE DETAILED INFORMATION:

More detailed information can be found on page 25 under the section called, "What Are The Expenses Associated With The Discovery Select Variable Annuity?" For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.

TRANSACTION EXPENSES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE (SEE NOTE 1 BELOW)
--------------------------------------------------------------------------------

       During contract year 1              7%

       During contract year 2              6%

       During contract year 3              5%

       During contract year 4              4%

       During contract year 5              3%

       During contract year 6              2%

       During contract year 7              1%

TRANSFER FEE (SEE NOTE 2 BELOW)
--------------------------------------------------------------------------------

       first 12 transfers per year      $0.00
       each

       transfer after 12               $25.00

ANNUAL CONTRACT FEE AND FULL WITHDRAWAL FEE (SEE NOTE 3 BELOW)
--------------------------------------------------------------------------------

                                       $30.00

ANNUAL ACCOUNT EXPENSES
--------------------------------------------------------------------------------

       AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE

       Mortality and Expense Risk:      1.25%

       Administrative Fee:              0.15%

       Total:                           1.40%

NOTE 1: AS OF THE BEGINNING OF THE CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS PLUS ANY CHARGE-FREE AMOUNT CARRIED OVER FROM THE PREVIOUS CONTRACT YEAR WITHOUT CHARGE. THERE IS NO WITHDRAWAL CHARGE ON ANY WITHDRAWALS MADE UNDER THE CRITICAL CARE ACCESS OPTION (SEE PAGE 26) OR ON ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION. (SEE PAGE 22). SURRENDER CHARGES ARE WAIVED WHEN A DEATH BENEFIT IS PAID.

NOTE 2: YOU WILL NOT BE CHARGED FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING

NOTE 3: THERE IS NO CHARGE ON WITHDRAWALS IF THE VALUE OF YOUR CONTRACT IS $50,000 OR MORE, OR IF THE WITHDRAWALS ARE MADE UNDER THE CRITICAL CARE ACCESS OPTION.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:

THESE EXPENSES ARE BASED ON THE
HISTORICAL FUND EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS INDICATED. FUND EXPENSES
ARE NOT FIXED OR GUARANTEED BY THE
DISCOVERY SELECT CONTRACT AND MAY
VARY FROM YEAR TO YEAR.

(1) ALLIANCE VARIABLE PRODUCTS
    SERIES FUND, INC.

THE FUND MAINTAINS A DISTRIBUTION
PLAN OR "12b-1 PLAN," FOR THIS
CLASS OF SHARES UNDER WHICH AN
ANNUAL FEE OF 0.25% OF THE CLASS'S
AVERAGE DAILY NET ASSETS IS PAID TO
THE FUND'S DISTRIBUTOR. THIS FEE IS
INCLUDED IN OTHER EXPENSES AND IS
DISCUSSED IN THE FUND'S PROSPECTUS.

(2) AMERICAN CENTURY VARIABLE
    PORTFOLIOS INC. AND T. ROWE
    PRICE FUNDS

INVESTMENT MANAGEMENT FEES INCLUDE
ORDINARY EXPENSES OF OPERATING THE
FUNDS.

(3) JANUS ASPEN SERIES

TABLE REFLECTS EXPENSES BASED UPON
EXPENSES FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1999, RESTATED TO
REFLECT A REDUCTION IN THE
MANAGEMENT FEE.

(4) FRANKLIN TEMPLETON VARIABLE
    INSURANCE PRODUCTS TRUST

TABLE REFLECTS RESTATED MANAGEMENT
FEES AND EXPENSES BASED ON A MERGER
THAT BECAME EFFECTIVE ON MAY 1,
2000. THE FORMALLY ADOPTED
DISTRIBUTION PLAN OR "12b-1 PLAN",
PROVIDES FOR A MAXIMUM ANNUAL FEE
OF 0.35% OF THE FUND'S AVERAGE
DAILY NET ASSETS, HOWEVER THE
FUND'S BOARD OF TRUSTEES HAS SET
THE CURRENT RATE AT 0.25%.

(5) WARBURG PINCUS TRUST AND DAVIS
    VARIABLE ACCOUNT FUND, INC.

FEE WAIVERS AND EXPENSE
REIMBURSEMENT OR CREDITS REDUCED
INVESTMENT MANAGEMENT FEES AND
OTHER EXPENSES DURING 1999, BUT MAY
BE DISCONTINUED AT ANY TIME.

(6) MFS VARIABLE INSURANCE TRUST

AN EXPENSE OFFSET ARRANGEMENT WITH
THE FUND'S CUSTODIAN RESULTED IN A
REDUCTION IN OTHER EXPENSES BY
0.01%
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT          OTHER         TOTAL CONTRACT        TOTAL ACTUAL
                                                           MANAGEMENT FEE       EXPENSES          EXPENSES            EXPENSES*
THE PRUDENTIAL SERIES FUND
---------------------------------------------------------------------------------------------------------------------------------
         Diversified Bond Portfolio                             0.40%            0.03%              0.43%                0.43%
         Diversified Conservative Growth Portfolio              0.75%            0.30%              1.05%                1.05%
         Equity Income Portfolio                                0.40%            0.02%              0.42%                0.42%
         Equity Portfolio                                       0.45%            0.02%              0.47%                0.47%
         Global Portfolio                                       0.75%            2.09%              0.84%                0.84%
         High Yield Bond Portfolio                              0.55%            0.05%              0.60%                0.60%
         Money Market Portfolio                                 0.40%            0.02%              0.42%                0.42%
         Prudential Jennison Portfolio                          0.60%            0.03%              0.63%                0.63%
         Small Capitalization Stock Portfolio                   0.40%            0.05%              0.45%                0.45%
         Stock Index Portfolio                                  0.35%            0.04%              0.39%                0.39%
         20/20 Focus Portfolio                                  0.75%            0.34%              1.09%                1.09%
AIM VARIABLE INSURANCE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------------
         AIM V.I. Growth and Income Fund                        0.61%            0.16%              0.77%                0.77%
         AIM V.I. Value Fund                                    0.61%            0.15%              0.76%                0.76%
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Alliance Premier Growth Portfolio--Class B             1.00%            0.29%              1.29%                1.29%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.(2)
---------------------------------------------------------------------------------------------------------------------------------
         American Century VP Value                              1.00%            0.00%              1.00%                1.00%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST(4)
---------------------------------------------------------------------------------------------------------------------------------
         Franklin Small Cap Fund--Class 2                       0.55%            0.52%              1.07%                1.07%
DAVIS VARIABLE ACCOUNT FUND, INC.(5)
---------------------------------------------------------------------------------------------------------------------------------
         Davis Value Portfolio                                  0.75%            1.54%              2.29%                1.00%
JANUS ASPEN SERIES(3)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                       0.65%            0.02%              0.67%                0.67%
         International Growth Portfolio                         0.65%            0.11%              0.76%                0.76%
MFS VARIABLE INSURANCE TRUST(6)
---------------------------------------------------------------------------------------------------------------------------------
         Emerging Growth Series                                 0.75%            0.09%              0.84%                0.83%
         Research Series                                        0.75%            0.11%              0.86%                0.85%
OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------------------
         Managed Portfolio                                      0.77%            0.06%              0.83%                0.83%
         Small Cap Portfolio                                    0.80%            0.09%              0.89%                0.89%
T. ROWE PRICE(2)
---------------------------------------------------------------------------------------------------------------------------------
         Equity Series--Equity Income Portfolio                 0.85%            0.00%              0.85%                0.85%
         International Series--International Stock
           Portfolio                                            1.05%            0.00%              1.05%                1.05%
WARBURG PINCUS TRUST(5)
---------------------------------------------------------------------------------------------------------------------------------
         Global Post-Venture Capital Portfolio                  1.25%            0.33%              1.58%                1.40%

* REFLECTS THE EFFECT OF MANAGEMENT FEE WAIVERS AND REIMBURSEMENT OF EXPENSES, IF ANY. SEE NOTES ON PAGE 10.

THE "EXPENSES EXAMPLES" ON THE FOLLOWING PAGES ARE CALCULATED USING THE TOTAL ACTUAL EXPENSES.
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                                                                              11
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY DISCOVERY SELECT. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF DISCOVERY SELECT WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1: IF YOU WITHDRAW YOUR ASSETS

Example 1 assumes that you invest $10,000 in Discovery Select and that you allocate all of your assets to one of the variable investment options and withdraw all your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

EXAMPLE 2: IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in Discovery Select and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

On the following page are examples of what your costs would be using these assumptions.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

THE CHARGES SHOWN IN THE 10 YEAR
COLUMN ARE THE SAME FOR EXAMPLE 1
AND EXAMPLE 2. THIS IS BECAUSE
AFTER 10 YEARS, THE WITHDRAWAL
CHARGES ARE NO LONGER DEDUCTED BY
US WHEN YOU MAKE A WITHDRAWAL OR
WHEN YOU BEGIN THE INCOME PHASE OF
YOUR CONTRACT.

IF YOUR CONTRACT VALUE IS LESS THAN
$50,000, ON YOUR CONTRACT
ANNIVERSARY (AND UPON A SURRENDER),
WE DEDUCT A $30 FEE. THE EXAMPLES
USE AN AVERAGE NUMBER AS THE AMOUNT
OF THE ANNUAL CONTRACT FEE. THIS
AMOUNT WAS CALCULATED BY TAKING THE
TOTAL ANNUAL CONTRACT FEES
COLLECTED IN 1999 AND THEN DIVIDING
THAT NUMBER BY THE TOTAL ASSETS
ALLOCATED TO THE VARIABLE
INVESTMENT OPTIONS. BASED ON THIS
CALCULATION THE ANNUAL CONTRACT FEE
IS INCLUDED AS AN ANNUAL CHARGE OF
 .023% OF CONTRACT VALUE.

YOUR ACTUAL FEES WILL VARY BASED ON
THE AMOUNT OF YOUR CONTRACT AND
YOUR SPECIFIC ALLOCATION(S). A
TABLE OF ACCUMULATION UNIT VALUES
OF INTERESTS IN EACH VARIABLE
INVESTMENT OPTION APPEARS ON PAGE
36. CHARGES FOR PREMIUM TAXES ARE
NOT REFLECTED IN THESE EXAMPLES.
PREMIUM TAXES MAY APPLY DEPENDING
ON THE STATE WHERE YOU LIVE.

--------------------------------------------------------------------------------
 12

                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

EXPENSE EXAMPLES 1 AND 2
-----------------------------------------------------------------------------

                                                        EXAMPLE 1:                       EXAMPLE 2:
                                                        IF YOU WITHDRAW YOUR ASSETS      IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                        1 YR    3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Diversified Bond Portfolio                      $816    $925   $1138   $2142     $186      $575      $988      $2142
         Diversified Conservative Growth Portfolio       $878   $1112   $1452   $2777     $248      $762     $1302      $2777
         Equity Income Portfolio                         $815    $922   $1133   $2132     $185      $572      $983      $2132
         Equity Portfolio                                $820    $937   $1159   $2184     $190      $587     $1009      $2184
         Global Portfolio                                $857   $1049   $1347   $2566     $227      $699     $1197      $2566
         High Yield Bond Portfolio                       $833    $976   $1225   $2320     $203      $626     $1075      $2320
         Money Market Portfolio                          $815    $922   $1133   $2132     $185      $572      $983      $2132
         Prudential Jennison Portfolio                   $836    $985   $1240   $2351     $206      $635     $1090      $2351
         Small Capitalization Stock Portfolio            $818    $931   $1149   $2163     $188      $581      $999      $2163
         Stock Index Portfolio                           $812    $912   $1118   $2100     $182      $562      $968      $2100
         20/20 Focus Portfolio                           $882   $1124   $1472   $2817     $252      $774     $1322      $2817
AIM VARIABLE INSURANCE FUNDS
------------------------------------------------------------------------------------------------------------------------------
         AIM V.I. Growth and Income Fund                 $850   $1028   $1311   $2495     $220      $678     $1161      $2495
         AIM V.I. Value Fund                             $849   $1025   $1306   $2485     $219      $675     $1156      $2485
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Alliance Premier Growth Portfolio--Class B      $902   $1184   $1572   $3013     $272      $834     $1422      $3013
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------------------------------------
         American Century VP Value                       $873   $1097   $1427   $2727     $243      $747     $1277      $2727
DAVIS VARIABLE ACCOUNT FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Davis Value Fund                               $1002   $1479   $2056   $3938     $372     $1129     $1906      $3938
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------
         Franklin Small Cap Fund--Class 2                $880   $1118   $1462   $2797     $250      $768     $1312      $2797
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                $840    $997   $1261   $2393     $210      $647     $1111      $2393
         International Growth Portfolio                  $849   $1025   $1306   $2485     $219      $675     $1156      $2485
MFS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------
         Emerging Growth Series                          $856   $1046   $1342   $2556     $226      $696     $1192      $2556
         Research Series                                 $858   $1052   $1352   $2577     $228      $702     $1202      $2577
OCC ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------------------------
         Managed Portfolio                               $856   $1046   $1342   $2556     $226      $696     $1192      $2556
         Small Cap Portfolio                             $862   $1064   $1372   $2617     $232      $714     $1222      $2617
T. ROWE PRICE
------------------------------------------------------------------------------------------------------------------------------
         Equity Series--Equity Income Portfolio          $858   $1052   $1352   $2577     $228      $702     $1202      $2577
         International Series--Int'l Stock Portfolio     $878   $1112   $1452   $2777     $248      $762     $1302      $2777
WARBURG PINCUS TRUST
------------------------------------------------------------------------------------------------------------------------------
         Global Post-Venture Capital Portfolio           $931   $1270   $1714   $3291     $301      $920     $1564      $3291

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN SHOWN IN THE EXAMPLES.
--------------------------------------------------------------------------------

                       This page intentionally left blank

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
DISCOVERY SELECT PROSPECTUS

                               [ROCKWELL GRAPHIC]

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE DISCOVERY SELECT

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE DISCOVERY SELECT VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. (Maryland residents must wait until the end of the seventh contract year.) Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   THIS ANNUITY CONTRACT BENEFITS FROM TAX DEFERRAL. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

   DISCOVERY SELECT IS A VARIABLE ANNUITY CONTRACT. This means that during the accumulation phase, you can allocate your assets among 26 variable investment options as well as 3 guaranteed interest-rate options. (If you live in Maryland, Oregon or Washington, the market value adjustment option is not available to you.) If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund associated with that variable investment option. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   AS MENTIONED ABOVE, DISCOVERY SELECT ALSO CONTAINS THREE GUARANTEED INTEREST-RATE OPTIONS: a fixed-rate option, a dollar cost averaging option, and a market-value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3.0% per year. The dollar cost averaging option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options. The market-value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period. (The market-value adjustment option is not available to residents of Maryland, Oregon or Washington.)

   AS THE OWNER OF THE CONTRACT, YOU HAVE ALL OF THE DECISION-MAKING RIGHTS UNDER THE CONTRACT. You will also be the annuitant unless you designate someone else. The annuitant(s) is the person upon whose death during the accumulation phase, the death benefit is payable. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

   THE BENEFICIARY IS: the person(s) or entity designated to receive any death benefit if the annuitant(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.
--------------------------------------------------------------------------------
 16

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 26 VARIABLE INVESTMENT OPTIONS, AS WELL AS THREE GUARANTEED INTEREST-RATE OPTIONS.

The 26 variable investment options invest in mutual funds managed by leading investment advisors. Each of these mutual funds has a separate prospectus that is provided with this prospectus. You should read the mutual fund prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a different investment objective.

THE PRUDENTIAL SERIES FUND, INC.

-  Diversified Bond Portfolio

-  Diversified Conservative Growth Portfolio

-  Equity Income Portfolio

-  Equity Portfolio

-  Global Portfolio

-  High Yield Bond Portfolio

-  Money Market Portfolio

-  Prudential Jennison Portfolio (domestic equity)

-  Stock Index Portfolio

-  Small Capitalization Stock Portfolio

-  20/20 Focus Fund (domestic equity)

THE PRUDENTIAL SERIES FUND, INC. IS MANAGED BY PRUDENTIAL THROUGH ANOTHER COMPANY IT OWNS CALLED THE PRUDENTIAL INVESTMENT CORPORATION. THE PRUDENTIAL INVESTMENT CORPORATION MANAGES EACH OF THE PORTFOLIOS OF THE PRUDENTIAL SERIES FUND EXCEPT THE PRUDENTIAL JENNISON PORTFOLIO AND THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO. FOR THE JENNISON PORTFOLIO, PRUDENTIAL INVESTMENT CORPORATION OVERSEES ANOTHER COMPANY OWNED BY PRUDENTIAL CALLED JENNISON ASSOCIATES CAPITAL CORP. WHICH PROVIDES THE DAY-TO-DAY INVESTMENT ADVISORY SERVICES. FOR THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO, PRUDENTIAL INVESTMENTS CORPORATION OVERSEES THE DREYFUS CORPORATION AND PACIFIC INVESTMENT MANAGEMENT COMPANY, WHICH PROVIDE THE DAY-TO-DAY INVESTMENT ADVISORY SERVICES.

AIM VARIABLE INSURANCE FUNDS

-  AIM V.I. Growth and Income Fund

-  AIM V.I. Value Fund

AIM ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO BOTH OF THESE FUNDS.

ALLIANCE VARIABLE PRODUCTS SERIES FUND

-  Alliance Premier Growth Portfolio

ALLIANCE CAPITAL MANAGEMENT L.P. IS THE INVESTMENT ADVISER OF THE ALLIANCE VARIABLE PRODUCTS SERIES FUND.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

-  American Century VP Value

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. IS THE INVESTMENT ADVISER FOR AMERICAN CENTURY VP VALUE.

DAVIS VARIABLE ACCOUNT FUND, INC.

-  Davis Value Portfolio

DAVIS SELECTED ADVISERS, L.P. IS THE INVESTMENT ADVISER AND DAVIS SELECTED ADVISERS-NY, INC. IS SUB-ADVISER TO THE DAVIS VALUE PORTFOLIO.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

-  Franklin Small Cap Fund--Class 2

FRANKLIN ADVISERS, INC. IS THE INVESTMENT MANAGER FOR THIS PORTFOLIO OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND.

JANUS ASPEN SERIES

-  Growth Portfolio

-  International Growth Portfolio

JANUS CAPITAL CORPORATION SERVES AS INVESTMENT ADVISER TO THE GROWTH PORTFOLIO AND THE INTERNATIONAL GROWTH PORTFOLIO.

MFS VARIABLE INSURANCE TRUST

-  Emerging Growth Series

-  Research Series (long-term growth and future income)

MASSACHUSETTS FINANCIAL SERVICES COMPANY, A DELAWARE CORPORATION, IS THE INVESTMENT ADVISER TO THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES.

OCC ACCUMULATION TRUST

-  Managed Portfolio (equity)

-  Small Cap Portfolio

OPCAP ADVISORS IS THE INVESTMENT ADVISER TO THE MANAGED PORTFOLIO AND THE SMALL CAP PORTFOLIO.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

T. ROWE PRICE

-  T. Rowe Price Equity Series, Inc., Equity Income Portfolio

-  T. Rowe Price International Series, Inc., International Stock Portfolio

T. ROWE PRICE ASSOCIATES, INC. IS THE INVESTMENT MANAGER FOR THE EQUITY INCOME PORTFOLIO AND ROWE PRICE-FLEMING INTERNATIONAL, INC. IS THE INVESTMENT MANAGER FOR THE INTERNATIONAL STOCK PORTFOLIO.

WARBURG PINCUS TRUST

-  Global Post-Venture Capital Portfolio

WARBURG PINCUS COUNSELORS, INC. SERVES AS INVESTMENT ADVISER AND ABBOTT CAPITAL MANAGEMENT, L.P. SERVES AS SUB-INVESTMENT ADVISE FOR THAT PORTION OF THE GLOBAL POST-VENTURE CAPITAL PORTFOLIO ALLOCATED TO PRIVATE LIMITED PARTNERSHIPS OR OTHER INVESTMENT FUNDS.

   Except for the Prudential Series Fund Inc., we are paid by the fund or an affiliate of each fund for administrative and other services that we provide. The amount we receive is based on an annual percentage of the average assets of Discovery Select invested in the fund held by the associated variable investment option.

FIXED INTEREST-RATE OPTIONS

We offer three interest-rate options: a one-year fixed-rate option, a dollar cost averaging fixed interest-rate option ("DCA Fixed Option"), and a market-value adjustment option (not available in Maryland, Oregon or Washington). We set a one year guaranteed annual interest rate that is always available for the one-year fixed-rate option. For the DCA Fixed Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. For the market-value adjustment option, we set a seven-year guaranteed interest rate.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3.0%.

   Payments that you apply to either of the fixed interest-rate options become part of Pruco Life's general assets. As a result, the strength of the interest guarantees is based on the overall financial strength of Pruco Life. If Pruco Life suffered a material financial set back, the ability of Pruco Life to meet its financial obligations could be affected.

MARKET-VALUE ADJUSTMENT

If you transfer or withdraw assets or annuitize from the market-value adjustment option before an interest rate period is over, the assets will be subject to a market-value adjustment. The market-value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market-value adjustment is based on the difference between the:

1) Guaranteed interest rate for the amount you are withdrawing or transferring; and

2) Interest rate that is in effect on the date of the withdrawal or transfer.

--------------------------------------------------------------------------------
 18

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

   The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market-value adjustment is calculated on page 39 of this prospectus. (For contracts issued in Pennsylvania, the description is on page 41.)

   DCA Fixed Option You may allocate all or part of your first purchase payment to the DCA Fixed Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Option. Currently, you may only allocate all or a portion of your initial invested purchase payment to the DCA Fixed Option. In the future, we may permit you to allocate subsequent purchase payments to the DCA Fixed Options as well under certain circumstances.

   If you choose the DCA Fixed Option, you must allocate a minimum of $5,000 to it. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Option transfer in either six or twelve monthly installments, and you may not change that number after you have chosen the DCA Fixed Option. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a 6-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Option, and if you choose a 12-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which to transfer the DCA Fixed Option assets. Transfers from the DCA Fixed Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Option on the next scheduled transfer date.

   By investing amounts on a regular schedule instead of investing the total amount at one time, the DCA Fixed Option may decrease the effect of market fluctuations on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the fixed interest-rate options. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day usually closes, at 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED
--------------------------------------------------------------------------------


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION OTHER THAN THE DCA FIXED OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF AN INTEREST RATE PERIOD. IF YOU TRANSFER MONEY FROM A MARKET-VALUE ADJUSTMENT OPTION AFTER THE 30-DAY PERIOD HAS ENDED, THE MONEY WILL BE SUBJECT TO A MARKET-VALUE ADJUSTMENT. TRANSFERS FROM THE DCA FIXED OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING FEATURE

The dollar cost averaging (DCA) feature is distinct from the DCA Option. It is a feature which allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed interest-rate option and into any variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. If this feature is elected, your assets are not allocated to the DCA Option. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Of course, there is no guarantee that dollar cost averaging will ensure a profit or protect against a loss in declining markets.

   Transfers must be at least $100 from your DCA account. After that, transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date. You can allocate subsequent purchase payments to re-open the DCA account at any time.

   Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any transfers you make because of dollar cost averaging are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your financial professional will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

--------------------------------------------------------------------------------
 20

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. The fixed interest-rate options and the DCA account cannot participate in this feature.

   Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

The annuitant can begin receiving annuity payments any time after the first contract anniversary. (Maryland residents must wait until after the seventh anniversary.) Annuity payments must begin no later than the contract anniversary that coincides with or follows the annuitant's 90th birthday.

   You may choose among the income plans described below at any time before the annuity date. These plans are called annuity options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If you have not selected an annuity option by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected unless prohibited by applicable law. ONCE THE ANNUITY PAYMENTS BEGIN, YOU CANNOT CHANGE THE ANNUITY OPTION.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for a period you choose, up to 25 years. The annuity payments may be made monthly, quarterly, semiannually, or annually for as long as the annuitant is alive. If the annuitant dies during the income phase, a lump sum payment will be made to the beneficiary. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3.50% a year. For payment periods of 10 years or more, we will waive any withdrawal charge that otherwise would have been applied.

OPTION 2
LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.50% a year.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract value to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year.

   This option is not available if your contract is held in an Individual Retirement Account.

OPTION 4
OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the fixed annuity options that are offered at your annuity date.

   You should be aware that depending on your contract date and the annuity option you choose, you may have to pay withdrawal charges.

--------------------------------------------------------------------------------
 22
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                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies.

CALCULATION OF THE DEATH BENEFIT

If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. If death is prior to age 80, the beneficiary will receive the greater of the following:

- Current value of your contract (as of the time we receive appropriate proof of death); or

- Guaranteed Minimum Death Benefit--The Guaranteed Minimum Death Benefit is the greater of:

   1) The highest value of the contract on any contract anniversary date. This is called the step-up value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals; or

   2) The "roll-up value" which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up and the cap are reduced proportionally by withdrawals.

   If death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death Benefit as of age 80, increased by additional purchase payments, and reduced proportionally by the withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.

   If the sole or older annuitant is age 80 or older at the time the contract is issued, upon death, the beneficiary will receive the greater of: 1) current contract value as of the date that due proof of death is received; and 2) the total purchase payments reduced proportionally by withdrawals.

   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the step-up value was $80,000, the new step-up value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.

   If the contractowner and annuitant are not the same, the death benefit is payable only in the event of the death of a sole annuitant or last surviving annuitant, not the death of the contractowner.

   Certain terms of this death benefit are limited in Oregon. This death benefit was enhanced in January, 1998, to provide for the Guaranteed Minimum Death Benefit. Certain contractowners must have elected an endorsement in order for this enhanced death benefit to apply. See the Statement of Additional Information (SAI) for details.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. You must get our prior approval for any purchase payments over $2 million.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate options based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. If, after the initial invested purchase payment, we receive a purchase payment without allocation instructions, we will allocate the corresponding invested purchase payment in the same proportion as your most recent purchase payment (unless you directed us to allocate that purchase payment on a one-time-only basis). (If you allocated all or part of your initial purchase payment to the DCA Fixed Option and do not change your allocation instructions, we will treat your allocation instructions for the DCA Fixed Option as part of your allocation instructions for all subsequent purchase payments.) You may submit an allocation change request at any time. Contact the Prudential Annuity Service Center for details.

   We will credit the initial purchase payments to your contract within two business days from the day on which the payment is received at the Prudential Annuity Service Center. Our business day usually closes, at 4:00 p.m. Eastern time. If, however your first purchase payment is made without enough information for us to set up your contract we may need to contact you to get the required information. If we are not able to get this information within five business days, we will either return your purchase payment or get your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) Adding up the total amount of money allocated to a specific investment option;

2) Subtracting from that amount insurance charges and any other applicable charges; and

3) Dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units relating to the variable investment options you have chosen. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day. The Accumulation Unit Values chart provided on page 36 of this prospectus gives you more detailed information about the accumulation units of the variable investment options.

   We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate options.
--------------------------------------------------------------------------------
 24

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

INSURANCE CHARGES

Each day, we make a deduction for insurance charges. The insurance charges have two parts:

1) Mortality and expense risk charge

2) Administrative expense charge

1) MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

   The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate options.

   If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2) ADMINISTRATIVE EXPENSE CHARGE

This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining of contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

   This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

   The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. If the contract is sold under circumstances that reduce the sales expenses, we may reduce or eliminate the withdrawal charge. For example, a large group of individuals purchasing contracts or an individual who already has a relationship with the company may receive such a reduction.

   You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT? CONTINUED
--------------------------------------------------------------------------------

withdrawal charge will be applied. This charge is based on your contract date.

   The following table shows the percentage of withdrawal charges that would apply:

PERCENTAGE OF APPLICABLE WITHDRAWAL CHARGES
------------------------------------------------------------

During contract year 1              7%
During contract year 2              6%
During contract year 3              5%
During contract year 4              4%
During contract year 5              3%
During contract year 6              2%
During contract year 7              1%
After that                          0%

   Note: As of the beginning of the contract year, you may withdraw up to 10% of the total purchase payments plus any charge-free amount carried over from the previous contract year without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access Option or on any amount used to provide income under the Life Annuity with 120 payments (10 years) Certain Option. Surrender charges are waived when a death benefit is paid. There will be a reduction in the withdrawal charge for contracts issued to contractowners whose age at issue is 84 and older.

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states. This option is not available to the contractowner if he or she is not the annuitant.

PREMIUM TAXES

Some states and/or municipalities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is our current practice not to impose a charge for these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5.0%. If, in the future, we are charged for additional taxes that are based on purchase payments, that charge may be passed on to contractholders.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the date we issue your contract (the contract date). If you make more than 12 transfers in a year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. The transfer fee will be deducted proportionately from all the investment options involved in the transfer. The transfer fee is deducted before the market-value adjustment, if any is calculated.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for taxes. We will periodically review the issue of charging the Separate Account for these taxes, and may impose such a charge in the future.

--------------------------------------------------------------------------------
 26

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

- MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

- ELECTING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE

When you make a complete withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will need our consent to make a partial withdrawal if the requested withdrawal is less than $500.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market-value adjustment, if any, from the assets in your contract.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

   You can make withdrawals from any designated investment option or proportionally from all investment options. Market-value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $250.

   INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED WITHDRAWALS AS WELL AS ANY OTHER WITHDRAWALS MADE FROM YOUR CONTRACT.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists during which sales of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the interest-rate options promptly upon request.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Discovery Select contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

   If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

   If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age
59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

--------------------------------------------------------------------------------
 28

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. These elections must be made on the appropriate forms that we provide.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die on or before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

-  You are a nonresident alien.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

-  You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Code. At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT CONTINUED
-------------------------------------------------------------------------------

-  Simplified employee pension plans ("SEPs") under Section 408(k) of the Code;

- Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under Section 408(p) of the Code; and

-  Tax-deferred annuities ("TDAs") under Section 403(b) of the Code.

   This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the requirements for eligibility for these products.

   You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.

TYPES OF TAX FAVORED PLANS

IRAS If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 43 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds into another
Section 401(a) plan or TDA (although you may be able to transfer the funds to another IRA).

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
--------------------------------------------------------------------------------
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

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

-  Failure to take a minimum distribution (also generally described below).

SEPS SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

- If you participate in a SEP, you generally do not include into income any employer contributions made to the SEP on your behalf up to the lesser of (a) $30,000 or (b) 15% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2000, this limit is $170,000;

- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

- Some SEPs for small employers permit salary deferrals (up to $10,500 in 2000) with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.

   You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

SIMPLE-IRAS SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:

- Participants in a SIMPLE-IRA may contribute up to $6,000 (in 2000, indexed), as opposed to the usual $2,000 limit, and employer contributions may also be provided as either a match (up to 3% of your compensation; and

-  SIMPLE-IRAs are not subject to the SEP nondiscrimination rules.

ROTH IRAS Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

TDAS You may own TDAs generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------



also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $10,500 (2000, indexed). Further, you may roll over TDA amounts to another TDA or an IRA.

   A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

-  Your attainment of age 59 1/2;

-  Your severance of employment;

-  Your death;

-  Your total and permanent disability; OR

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

   In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION OPTION

If you hold the contract under an IRA or other tax favored plan, you can satisfy the IRS minimum distribution requirements described above (generally, distribution after age 70 1/2) under the contract without either annuitizing or "cash surrendering" a portion of the contract. You, as owner of the contract, can select either a "calculation" or "recalculation" method to determine the minimum distribution. We will send you a check for the minimum distribution amount, less any other partial withdrawals that you made during the year. More information on the mechanics of this calculation is available on request.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% penalty tax to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA.. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, you will be withheld at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan")
--------------------------------------------------------------------------------
 32

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Discovery Select Contract" starting on page 25.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 35.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 43.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and therefore is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business. Pruco Life is a wholly-owned subsidiary of The Prudential Life Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. The most recent annual report is contained in the SAI. While Pruco Life's annual report is not ordinarily mailed to contractholders, you can obtain a copy at no cost by calling us at our number listed on the cover. This information, together with all the more current reports filed with the SEC as required by section 15 of the Exchange Act of 1934, is legally a part of this prospectus.

   Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
--------------------------------------------------------------------------------
 34

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------


SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts, and do not reduce the amount of your investment. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

FINANCIAL STATEMENTS

The financial statements of the Separate Account associated with Discovery Select are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information

-  Further Information about the Death Benefit

-  Federal Tax Status

-  Financial Information

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.03731                      $1.06033                         6,007,104
         1/1/97 to 12/31/97                     $1.06033                      $1.13525                        83,725,723
         1/1/98 to 12/31/98                     $1.13525                      $1.19977                       279,253,272
         1/1/99 to 12/31/99                     $1.19977                      $1.17457                       462,776,279

PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/1/99 to 12/31/99                     $0.00000                      $1.05128                       102,284,285

PRUDENTIAL EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.13494                      $1.23339                         2,784,921
         1/1/97 to 12/31/97                     $1.23339                      $1.66167                        99,533,257
         1/1/98 to 12/31/98                     $1.66167                      $1.59960                       254,746,617
         1/1/99 to 12/31/99                     $1.59960                      $1.77516                       278,847,271

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.13479                      $1.20807                         8,287,181
         1/1/97 to 12/31/97                     $1.20807                      $1.48518                       134,944,417
         1/1/98 to 12/31/98                     $1.48518                      $1.60144                       280,479,415
         1/1/99 to 12/31/99                     $1.60144                      $1.77642                       365,751,430

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.14330                      $1.19505                         1,375,156
         1/1/97 to 12/31/97                     $1.19505                      $1.26079                        18,580,228
         1/1/98 to 12/31/98                     $1.26079                      $1.55516                        34,899,069
         1/1/99 to 12/31/99                     $1.55516                      $2.27423                        63,210,475

PRUDENTIAL HIGH YIELD BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.11250                      $1.12263                         8,231,178
         1/1/97 to 12/31/97                     $1.12263                      $1.25972                        84,952,656
         1/1/98 to 12/31/98                     $1.25972                      $1.21296                       227,901,703
         1/1/99 to 12/31/99                     $1.21296                      $1.25119                       286,794,531

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.03576                      $1.04505                        16,621,393
         1/1/97 to 12/31/97                     $1.04505                      $1.08688                        80,833,415
         1/1/98 to 12/31/98                     $1.08688                      $1.12985                       196,092,083
         1/1/99 to 12/31/99                     $1.12985                      $1.16977                       331,274,925

PRUDENTIAL JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.12169                      $1.13943                         4,882,616
         1/1/97 to 12/31/97                     $1.13943                      $1.48006                        72,354,119
         1/1/98 to 12/31/98                     $1.48006                      $2.00851                       209,542,146
         1/1/99 to 12/31/99                     $2.00651                      $2.81446                       389,581,022

                                           THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------
 36

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/1/98* to 12/31/98                    $1.02621                      $1.25353                         6,947,511
         1/1/99 to 12/31/99                     $1.25353                      $1.39319                        36,672,909

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.07837                      $1.13652                         7,481,300
         1/1/97 to 12/31/97                     $1.13652                      $1.48876                       115,667,746
         1/1/98 to 12/31/98                     $1.48876                      $1.88540                       261,786,090
         1/1/99 to 12/31/99                     $1.88540                      $2.24149                       413,343,040

PRUDENTIAL 20/20 FOCUS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/1/99 to 12/31/99                     $1.05128                      $1.17842                        50,083,559

AIM VI GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00065                      $1.03757                         3,408,550
         1/1/97 to 12/31/97                     $1.03757                      $1.28644                        32,365,952
         1/1/98 to 12/31/98                     $1.28644                      $1.61976                        59,407,686
         1/1/99 to 12/31/99                     $1.61976                      $2.14458                        93,248,281

AIM VI VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00223                      $1.04935                         4,033,864
         1/1/97 to 12/31/97                     $1.04935                      $1.27997                        37,009,785
         1/1/98 to 12/31/98                     $1.27997                      $1.67125                        70,530,542
         1/1/99 to 12/31/99                     $1.67125                      $2.14096                       159,478,282

AMERICAN CENTURY VP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/1/98* to 12/31/98                    $1.02098                      $1.17305                         3,082,973
         1/1/99 to 12/31/99                     $1.17305                      $1.14715                        25,545,686

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-----------------------------------------------------
FRANKLIN SMALL CAP INVESTMENTS FUND--CLASS 2
---------------------------------------------------------------------------------------------------------------------------------
         9/1/98* to 12/31/98                    $1.00945                      $1.24477                         2,820,341
         1/1/99 to 12/31/99                     $1.24477                      $2.14040                        21,301,323

JANUS ASPEN SERIES GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00191                      $1.00830                         5,459,309
         1/1/97 to 12/31/97                     $1.00830                      $1.22056                        40,236,135
         1/1/98 to 12/31/98                     $1.22056                      $1.63278                        70,344,877
         1/1/99 to 12/31/99                     $1.63278                      $2.31856                       156,489,738

JANUS ASPEN SERIES INTN'L GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00130                      $1.05349                         5,902,196
         1/1/97 to 12/31/97                     $1.05349                      $1.23121                        63,737,492
         1/1/98 to 12/31/98                     $1.23121                      $1.42337                        95,669,051
         1/1/99 to 12/31/99                     $1.42337                      $2.55865                       133,606,831

                                         THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES CONTINUED
--------------------------------------------------------------------------------




ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
MFS EMERGING GROWTH SERIES
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00860                      $0.95812                         5,755,823
         1/1/97 to 12/31/97                     $0.95812                      $1.15186                        44,342,700
         1/1/98 to 12/31/98                     $1.15186                      $1.52386                        96,930,075
         1/1/99 to 12/31/99                     $1.52386                      $2.65585                       142,181,941

MFS RESEARCH SERIES
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00228                      $1.02610                         2,727,174
         1/1/97 to 12/31/97                     $1.02610                      $1.21695                        31,409,623
         1/1/98 to 12/31/98                     $1.21695                      $1.48048                        50,551,268
         1/1/99 to 12/31/99                     $1.48048                      $1.81149                        58,852,725

OCC ACCUMULATION TRUST MANAGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $0.99909                      $1.05185                         8,643,614
         1/1/97 to 12/31/97                     $1.05185                      $1.26868                       144,784,302
         1/1/98 to 12/31/98                     $1.26868                      $1.34022                       302,639,179
         1/1/99 to 12/31/99                     $1.34022                      $1.38780                       321,473,248

OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $0.99623                      $1.05106                         2,345,893
         1/1/97 to 12/31/97                     $1.05106                      $1.26710                        36,276,987
         1/1/98 to 12/31/98                     $1.26710                      $1.13668                        68,479,356
         1/1/99 to 12/31/99                     $1.13668                      $1.10051                        70,710,730

T. ROWE PRICE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $0.99996                      $1.04885                         6,578,342
         1/1/97 to 12/31/97                     $1.04885                      $1.33212                        65,481,114
         1/1/98 to 12/31/98                     $1.33212                      $1.43277                       110,131,073
         1/1/99 to 12/31/99                     $1.43277                      $1.46563                       129,059,108

T. ROWE PRICE INTN'L SERIES--INTN'L STOCK PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00159                      $1.03988                         2,951,074
         1/1/97 to 12/31/97                     $1.03988                      $1.05690                        22,039,049
         1/1/98 to 12/31/98                     $1.05690                      $1.20747                        29,923,449
         1/1/99 to 12/31/99                     $1.20747                      $1.58765                        37,353,154

WARBURG PINCUS TRUST GLOBAL POST-VENTURE CAPITAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         10/7/96* to 12/31/97                   $1.00587                      $0.95745                         1,786,115
         1/1/97 to 12/31/97                     $0.95745                      $1.07018                        11,039,843
         1/1/98 to 12/31/98                     $1.07018                      $1.12410                        18,649,002
         1/1/99 to 12/31/99                     $1.12410                      $1.81263                        22,673,902

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------
 38

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

WITH RESPECT TO RESIDENTS OF STATES, OTHER THAN PENNSYLVANIA, IN WHICH DISCOVERY SELECT IS BEING OFFERED. WITH RESPECT TO RESIDENTS OF PENNSYLVANIA, SEE PAGE 41.

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interest rate that Pruco Life declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   NOT TO EXCEED +0.40 OR BE LESS THAN -0.40; WHERE,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interest-rate, expressed as a decimal,
          that Pruco Life declares for a duration
          equal to the number of whole years
          remaining in the present interest-rate
          period, plus 1 year as of the date the
          request for a withdrawal or transaction is
          received.
-----------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Divide the interest rate Pruco Life declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

   DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY.

   THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE:

SUPPOSE A CONTRACTOWNER MADE TWO INVESTED PURCHASE PAYMENTS, THE FIRST IN THE AMOUNT OF $10,000 ON DECEMBER 1, 1995, ALL OF WHICH WAS ALLOCATED TO THE EQUITY SUBACCOUNT, AND THE SECOND IN THE AMOUNT OF $5,000 ON OCTOBER 1, 1997, ALL OF WHICH WAS ALLOCATED TO THE MVA OPTION WITH A GUARANTEED INTEREST RATE OF 8% (0.08) FOR 7 YEARS. A REQUEST FOR WITHDRAWAL OF $8,500 IS MADE ON FEBRUARY 1, 2000 (THE CONTRACT OWNER DOES NOT PROVIDE ANY WITHDRAWAL INSTRUCTIONS). ON THAT DATE THE AMOUNT IN THE EQUITY SUBACCOUNT IS EQUAL TO $12,000 AND THE AMOUNT IN THE INTEREST CELL WITH A MATURITY DATE OF SEPTEMBER 30, 2004 IS $5,985.23, SO THAT THE CONTRACT FUND ON THAT DATE IS EQUAL TO $17,985.23.

   ON FEBRUARY 1, 2000, THE INTEREST RATES DECLARED BY PRUCO LIFE FOR THE DURATION OF 5 YEARS (4 WHOLE YEARS REMAINING UNTIL SEPTEMBER 30, 2004, PLUS 1
YEAR) IS 11%.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------



THE FOLLOWING COMPUTATIONS WOULD BE MADE:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/95  $10,000   $1,000
   12/1/96            $2,000
   10/1/97  $5,000    $2,500
   12/1/97            $4,000
   12/1/98            $5,500
   12/1/99            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  REQUESTED WITHDRAWAL AMOUNT
    -$7,000.00  CHARGE-FREE
    --------------------------------------------
     $1,500.00  ADDITIONAL AMOUNT NEEDED TO
                COMPLETE WITHDRAWAL

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  GROSSED-UP AMOUNT
    X      .03  WITHDRAWAL CHARGE RATE
    --------------------------------------------
        $46.39  WITHDRAWAL CHARGE

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest-rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  NEGATIVE MVA
     $5,985.23  UNADJUSTED VALUE
    --------------------------------------------
     $5,162.26  ADJUSTED VALUE
    $12,000.00  EQUITY VALUE
    --------------------------------------------
    $17,162.26  ADJUSTED CONTRACT FUND

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    EQUITY
    ($12,000/$17,162.26) X $8,546.39 =    $5,975.71
    ------------------------------------------------
    7-YR MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.
--------------------------------------------------------------------------------
 40

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------



MARKET-VALUE ADJUSTMENT FORMULA WITH RESPECT TO RESIDENTS OF PENNSYLVANIA ONLY.

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interpolated value of the interest rates that Pruco Life declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining in the existing interest rate period.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   NOT TO EXCEED +0.40 OR BE LESS THAN -0.40; WHERE,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interpolated value of the interest
          rates, expressed as a decimal, that Pruco
          Life declares for the number of whole years
          remaining and the duration 1 year longer
          than the number of whole years remaining as
          of the date the request for a withdrawal or
          transfer is received or m/365 x (n+1) year
          rate + (365-m)/365 x n year rate, where "n"
          equals years and "m" equals days remaining
          in year "n" of the existing interest rate
          period.
-----------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Interpolate the interest rates Pruco Life declares on the date the request for withdrawal or transfer is received for the duration of years equal to the whole number of years determined in Step 1, plus the whole number of years plus 1 additional year.

STEP 3: Subtract this interpolated interest rate from the guaranteed interest rate. The result could be negative.

STEP 4: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 5: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 6: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

   DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY.

   THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE.

SUPPOSE A CONTRACTOWNER MADE TWO INVESTED PURCHASE PAYMENTS, THE FIRST IN THE AMOUNT OF $10,000 ON DECEMBER 1, 1995, ALL OF WHICH WAS ALLOCATED TO THE EQUITY SUBACCOUNT, AND THE SECOND IN THE AMOUNT OF $5,000 ON OCTOBER 1, 1997, ALL OF WHICH WAS ALLOCATED TO THE MVA OPTION WITH A GUARANTEED INTEREST RATE OF 8% (0.08) FOR 7 YEARS. A REQUEST FOR WITHDRAWAL OF $8,500 IS MADE ON FEBRUARY 1, 2000 (THE CONTRACT OWNER DOES NOT PROVIDE ANY WITHDRAWAL INSTRUCTIONS). ON THAT DATE THE AMOUNT IN THE EQUITY SUBACCOUNT IS EQUAL TO $12,000 AND THE AMOUNT IN THE INTEREST CELL WITH A MATURITY DATE OF SEPTEMBER 30, 2004 IS $5,985.23, SO THAT THE CONTRACT FUND ON THAT DATE IS EQUAL TO $17,985.23.

   ON FEBRUARY 1, 2000, THE INTEREST RATES DECLARED BY PRUCO LIFE FOR THE DURATION'S 4 AND 5 YEARS (4 WHOLE YEARS REMAINING UNTIL SEPTEMBER 30, 2004, PLUS 1 YEAR) ARE 10.8% AND 11.4%, RESPECTIVELY.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------


THE FOLLOWING COMPUTATIONS WOULD BE MADE:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/95  $10,000   $1,000
   12/1/96            $2,000
   10/1/97  $5,000    $2,500
   12/1/97            $4,000
   12/1/98            $5,500
   12/1/99            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  REQUESTED WITHDRAWAL AMOUNT
    -$7,000.00  CHARGE-FREE
    --------------------------------------------
     $1,500.00  ADDITIONAL AMOUNT NEEDED TO
                COMPLETE WITHDRAWAL

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  GROSSED-UP AMOUNT
    X      .03  WITHDRAWAL CHARGE RATE
    --------------------------------------------
        $46.39  WITHDRAWAL CHARGE

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interpolated value for the interest rates that would be offered for interest cells with durations of whole years remaining and whole year plus 1 remaining in the existing interest rate period), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  NEGATIVE MVA
     $5,985.23  UNADJUSTED VALUE
    --------------------------------------------
     $5,162.26  ADJUSTED VALUE
    $12,000.00  EQUITY VALUE
    --------------------------------------------
    $17,162.26  ADJUSTED CONTRACT FUND

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    EQUITY
    ($12,000/$17,162.26) X $8,546.39 = $5,975.71
    ------------------------------------------------
    7-YR MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.
--------------------------------------------------------------------------------
 42

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2000. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------


   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which
--------------------------------------------------------------------------------
 44

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------


does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AT AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------


includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

--------------------------------------------------------------------------------
 46

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                               [ROCKWELL GRAPHIC]

                       This page intentionally left blank

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2000

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

The DISCOVERY SELECT(R) Annuity Contract* (the "contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.

This statement of additional information is not a prospectus and should be read in conjunction with the Discovery Select prospectus, dated May 1 , 2000. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 14215, New Brunswick, New Jersey 08906, or by telephoning (888) PRU-2888.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
COMPANY.....................................................................2
EXPERTS.....................................................................2
LITIGATION..................................................................2
LEGAL OPINIONS..............................................................2
PRINCIPAL UNDERWRITER.......................................................2
DETERMINATION OF SUBACCOUNT UNIT VALUES.....................................2
PERFORMANCE INFORMATION.....................................................3
COMPARATIVE PERFORMANCE INFORMATION.........................................6
FURTHER INFORMATION ABOUT THE DEATH BENEFIT.................................6
FEDERAL TAX STATUS..........................................................8
SEPARATE ACCOUNT FINANCIAL INFORMATION..................................... A-1
COMPANY FINANCIAL INFORMATION...............................................B-1
FURTHER INFORMATION ABOUT PRUCO LIFE........................................C-1

PRUCO LIFE INSURANCE COMPANY                  PRUDENTIAL ANNUITY SERVICE CENTER
    213 WASHINGTON STREET                               P.O. BOX 14215
NEWARK, NEW JERSEY 07102-2992                  NEW BRUNSWICK, NEW JERSEY 08906
                                                  TELEPHONE: (888) PRU-2888



* DISCOVERY SELECT is a service mark of Prudential.
  ORD966391B

                                     COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company founded in 1875 under the laws of the State of New Jersey.


                                     EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 1999 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers' principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

                                   LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.


                              PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1999, 1998 and 1997, the aggregate dollar amount of underwriting commissions paid to and the amounts retained by PIMS were $131,658,744, $52,572, and $0 respectively. During 1999, 1998 and 1997 PIMS paid $131,658,744, $52,572 and $0 respectively to cover individual representatives' commissions and other distribution expenses.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.


                    DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.4% annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

                             PERFORMANCE INFORMATION

The tables that follow provide performance information for each subaccount through December 31, 1999. The performance information is based on historical experience and does not indicate or represent future performance.

AVERAGE ANNUAL TOTAL RETURN

The DISCOVERY SELECT Annuity is a relatively new contract. The returns shown below were calculated using historical investment returns of the Funds. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Funds have been reflected in these returns, as if the Contract had existed from the inception date of each Funds' portfolios.

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1999 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.


                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                                    FROM DATE
                                                                                   FIVE              TEN            PORTFOLIO
                                                                   ONE YEAR        YEARS            YEARS          ESTABLISHED
       FUND                                              DATE        ENDED         ENDED            ENDED            THROUGH
     PORTFOLIO                                        ESTABLISHED  12/31/99      12/31/99         12/31/99          12/31/99
     ---------                                        -----------  --------      --------         --------          --------
The Prudential Series Fund
     Diversified Bond Portfolio                          6/83      -7.10%          6.12%            6.14%             7.30%
     Diversified Conservative Growth Portfolio           5/99        N/A            N/A              N/A             -4.39%
     High Yield Bond Portfolio                           2/87      -1.72%          7.07%            8.22%             6.43%
     Stock Index Portfolio                              10/87      14.01%         26.26%           16.07%            17.28%
     Equity Income Portfolio                             2/88       6.10%         15.56%           12.44%            13.07%
     Equity Portfolio                                    6/83       6.05%         17.21%           13.44%            13.43%
     Prudential Jennison Portfolio                       5/95      35.39%           N/A              N/A             30.08%
     Global Portfolio                                    9/88      42.72%         20.61%           11.75%            12.69%
     Small Capitalization Stock Portfolio                5/95       6.25%           N/A              N/A             14.24%
     20/20 Focus Portfolio                               5/99        N/A            N/A              N/A              7.95%
AIM Variable Insurance Funds
     AIM V.I. Growth and Income Fund                     5/94      27.53%         26.30%             N/A             22.68%
     AIM V.I. Value Fund                                 6/93      23.23%         25.36%             N/A             21.12%
American Century Variable Portfolios, Inc.
     American Century VP Value                           5/96     -6.95%            N/A              N/A              8.99%
Franklin Templeton Variable Insurance Products
     Franklin Small Cap Fund-Class 2 Series              5/98     67.07%            N/A              N/A             26.68%
Janus Aspen Series
     Growth Portfolio                                    9/93     37.13%          27.98%             N/A             22.49%
     International Growth Portfolio                      5/94     74.88%          31.30%             N/A             26.31%
MFS Variable Insurance Trust
     Emerging Growth Series                              7/95     69.41%            N/A              N/A             34.38%
     Research Series                                     7/95     17.48%            N/A              N/A             20.89%
OCC Accumulation Trust (Note 2)
     Managed Portfolio                                   8/88     -1.32%          17.93%           15.01%            16.10%
     Small Cap Portfolio                                 8/88     -7.86%           6.69%            9.57%             9.94%
T. Rowe Price Equity Series, Inc.
     Equity Income Portfolio                             3/94     -2.58%          16.67%             N/A             15.50%
T. Rowe Price International Series, Inc.
     International Stock Portfolio                       3/94     26.61%          13.46%             N/A             11.73%
Warburg Pincus Trust
     Global Post-Venture Capital Portfolio               9/96     56.38%            N/A              N/A             20.47%


---------------

Note 1: This table assumes deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum withdrawal charge that may be applicable to a particular period.


NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period. This table assumes no deferred sales charges.


                                     TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                                        FROM DATE
                                                                                       FIVE              TEN            PORTFOLIO
                                                                   ONE YEAR            YEARS            YEARS          ESTABLISHED
       FUND                                              DATE        ENDED             ENDED            ENDED            THROUGH
     PORTFOLIO                                        ESTABLISHED  12/31/99          12/31/99         12/31/99          12/31/99
     ---------                                        -----------  --------          --------         --------          --------
The Prudential Series Fund
     Diversified Bond Portfolio                          6/83       -2.45%             6.25%            6.14%             7.30%
     Diversified Conservative Growth Portfolio           5/99         N/A               N/A              N/A              5.05%
     High Yield Bond Portfolio                           2/87        3.08%             7.20%            8.22%             6.43%
     Stock Index Portfolio                              10/87       18.81%            26.32%           16.07%            17.28%
     Equity Income Portfolio                             2/88       10.90%            15.65%           12.44%            13.07%
     Equity Portfolio                                    6/83       10.85%            17.30%           13.44%            13.43%
     Prudential Jenison Portfolio                        5/95       40.19%              N/A              N/A             30.21%
     Global Portfolio                                    9/88       47.52%            20.69%           11.75%            12.69%
     Small Capitalization Stock Portfolio                5/95       11.06%              N/A              N/A             14.24%
     20/20 Focus Portfolio                               5/99         N/A               N/A              N/A             17.76%
AIM Variable Insurance Funds
     AIM V.I. Growth and Income Fund                     5/94       32.33%            26.36%             N/A             22.73%
     AIM V.I. Value Fund                                 6/93       28.03%            25.42%             N/A             21.13%
American Century Variable Portfolios, Inc.
     American Century VP Value                           5/96       -2.28%              N/A              N/A              9.51%
Franklin Templeton Variable Insurance Products Trust
     Franklin Small Cap Fund - Class 2                   5/98       71.87%              N/A              N/A             31.09%
Janus Aspen Series
     Growth Portfolio                                    9/93       41.93%            28.04%             N/A             22.51%
     International Growth Portfolio                      5/94       79.68%            31.35%             N/A             26.36%
MFS Variable Insurance Trust
     Emerging Growth Series                              7/95       74.21%              N/A              N/A             34.53%
     Research Series                                     7/95       22.28%              N/A              N/A             21.10%
OCC Accumulation Trust (Note 2)
     Managed Portfolio                                   8/88        3.48%            18.02%           15.01%            16.10%
     Small Cap Portfolio                                 8/88       -3.26%             6.81%            9.57%             9.94%
T. Rowe Price Equity Series, Inc.
     Equity Income Portfolio                             3/94        2.22%            16.75%             N/A             15.57%
T. Rowe Price International Series, Inc.
     International Stock Portfolio                       3/94       31.41%            13.55%             N/A             11.82%
Warburg Pincus Trust
     Global Post-Venture Capital Portfolio               9/96       61.18%              N/A              N/A             21.03%

---------------
Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

Table 3 shows the cumulative total return for the portfolios, assuming no withdrawal. This table assumes no deferred sales charges.


                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                                        FROM DATE
                                                                                       FIVE              TEN            PORTFOLIO
                                                                   ONE YEAR            YEARS            YEARS          ESTABLISHED
       FUND                                              DATE        ENDED             ENDED            ENDED            THROUGH
     PORTFOLIO                                        ESTABLISHED  12/31/99          12/31/99         12/31/99          12/31/99
     ---------                                        -----------  --------          --------         --------          --------
The Prudential Series Fund
     Diversified Bond Portfolio                          6/83        -2.45%           35.40%           81.52%             221.50%
     Diversified Conservative Growth Portfolio           5/99          N/A              N/A              N/A                3.35%
     High Yield Bond Portfolio                           2/87         3.08%           41.55%          120.41%             122.84%
     Stock Index Portfolio                              10/87        18.81%          221.64%          343.87%             598.97%
     Equity Income Portfolio                             2/88        10.90%          106.91%          222.92%             329.58%
     Equity Portfolio                                    6/83        10.85%          122.03%          252.92%             706.94%
     Prudential Jennison Portfolio                       5/95        40.19%             N/A              N/A              242.86%
     Global Portfolio                                    9/88        47.52%          156.07%          203.60%             284.94%
     Small Capitalization Stock Portfolio                5/95        11.06%             N/A              N/A               87.68%
     20/20 Focus Portfolio                               5/99          N/A              N/A              N/A               11.54%
AIM Variable Insurance Funds
     AIM V.I. Growth and Income Fund                     5/94        32.33%          222.15%             N/A              219.09%
     AIM V.I. Value Fund                                 6/93        28.03%          210.34%             N/A              253.16%
American Century Variable Portfolios, Inc.
     American Century VP Value                           5/96        -2.28%             N/A              N/A               39.51%
Franklin Templeton Variable Insurance Products Trust
     Franklin Small Cap Fund - Class 2                   5/98        71.87%             N/A              N/A               57.06%
Janus Aspen Series
     Growth Portfolio                                    9/93        41.93%          244.15%             N/A              259.15%
     International Growth Portfolio                      5/94        79.68%          291.02%             N/A              276.31%
MFS Variable Insurance Trust
     Emerging Growth Series                              7/95        74.21%             N/A              N/A              273.01%
     Research Series                                     7/95        22.28%             N/A              N/A              133.91%
OCC Accumulation Trust (Note 2)
     Managed Portfolio                                   8/88         3.48%          128.93%          305.04%             449.61%
     Small Cap Portfolio                                 8/88        -3.26%           39.02%          149.42%             194.82%
T. Rowe Price Equity Series, Inc.
     Equity Income Portfolio                             3/94         2.22%          116.93%             N/A              129.93%
T. Rowe Price International Series, Inc.
     International Stock Portfolio                       3/94        31.41%           88.81%             N/A               90.11%
Warburg Pincus Trust
     Global Post-Venture Capital Portfolio               9/96        61.18%             N/A              N/A               85.96%

---------------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1999 were 6.53% and 6.74%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.25% charge for mortality and expense risks and the 0.15% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.


                       COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   FURTHER INFORMATION ABOUT THE DEATH BENEFIT

Early in 1998, Pruco Life began to offer an enhanced death benefit under the contract. For contracts issued after the new death benefit became available in a particular state, the new death benefit is contained in an endorsement that is issued with the contract. Existing contractowners were also given the option to elect the new death benefit or retain the death benefit available at that time under their contracts. As used here, the term "endorsement date" describes both the date on which the contract is issued with the endorsement for contracts purchased after the new death benefit is available and the date on which the endorsement was issued for existing contractowners so electing. The new death benefit provisions are described below.

If the sole or last surviving annuitant dies prior to the annuity date, Pruco Life will, upon receipt of all of the information necessary to make the payment (including due proof of death and election of a payment option), pay a death benefit to the beneficiary designated by the contractowner.

IF THE SOLE OR OLDER ANNUITANT IS UNDER AGE 80 when the death benefit endorsement is issued, the death benefit on or prior to the contract anniversary coinciding with or next following his or her 80th birthday will equal the greater of, the contract fund value or the guaranteed minimum death benefit, as of the date of due proof of death. The guaranteed minimum death benefit is calculated daily and is equal to the greater of: (1) the 5% annual increase ("roll-up"); or (2) the highest annual contract fund value ("step-up"), both of which are described below.

ROLL-UP

The roll-up is equal to the total invested purchase payments (initial and additional) and is increased daily to the date of death at an effective annual interest rate of 5%, until the cap maximum is reached. The cap is equal to the sum of two times each invested purchase payment. The roll-up and the cap are proportionally reduced by the effect of withdrawals. Once the cap is reached, the roll-up can only be increased by the amount of additional invested purchase payments and will be proportionally reduced by the effect of withdrawals. For purposes of determining the death benefit, "proportionally reduced by the effect of withdrawals" means that withdrawals (including any applicable charges) will reduce other values in the same proportion as they reduce the contract fund value.


STEP-UP

Prior to the first contract anniversary, the step-up is the initial invested purchase payment increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals. The step-up for each subsequent contract anniversary will be reset to the greater of the contract fund value as of that contract anniversary and the prior step-up. Between contract anniversaries, the step-up will be increased by invested purchase payments and proportionally reduced by effect of withdrawals.

After the contract anniversary coinciding with or following the annuitant's 80th birthday, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the guaranteed minimum death benefit as of the contract anniversary coinciding with or next following his or her 80th birthday, increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals since such contract anniversary.

IF THE SOLE OR OLDER ANNUITANT IS AGE 80 OR OVER on the endorsement date, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the total invested purchase payments (initial and additional) proportionally reduced by the effect of withdrawals.

Upon issuance of the endorsement, you may not change an annuitant or co-annuitant. You may add or remove an annuitant or co-annuitant only with our prior approval.

If the contract was issued prior to the endorsement date, the following rules apply: (1) the initial value of the roll-up and the step-up is the total invested purchase payments (initial and additional), less total withdrawals (including any applicable charges) as of the issuance of the endorsement; (2) the initial value of the cap will be two times the initial value of the roll-up; and (3) the words, "Prior to the first contract anniversary", as used in the description of the step-up, means prior to the first contract anniversary following the issuance of the endorsement.

Contracts issued prior to the endorsement date WHOSE OWNERS DO NOT ELECT TO ATTACH THE ENDORSEMENT TO THEIR CONTRACTS and contracts issued in states in which the endorsement is not available will continue to have the death benefit calculated as originally offered, as follows: The death benefit will equal the greatest of: (1) the contract Fund as of the date of due proof of death; or (2) the sum of all invested purchase payments made less total withdrawals made (including withdrawal charges); or (3) the greatest of the contract fund values calculated on every third contract anniversary reduced by all subsequent withdrawals and withdrawal charges.

The death benefit is payable on the death of the sole or last surviving annuitant, not the contract owner.

The beneficiary may receive this amount in a lump sum or under a payout option. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the annuitant dies after he or she has begun to receive annuity payments, the death benefit, if any, will be determined by the type(s) of payout provisions then in effect.

If the annuitant was the sole owner of the contract, the annuitant's spouse was the sole beneficiary, and the spouse had an unrestricted right to receive the death benefit in a lump sum, then the spouse has the right to continue the contract as annuitant and owner.

                               FEDERAL TAX STATUS


X.    OTHER TAX RULES.


     1. DIVERSIFICATION.
     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.


     2. INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.


     3. ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.


     4. PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% penalty tax.

     5. WITHHOLDING OF TAX FROM DISTRIBUTIONS. Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Pruco Life. These elections must be made on the appropriate Pruco Life forms. Absent these elections, Pruco Life will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient.

     6. NONRESIDENT ALIENS. Special tax withholding rules apply to nonresident aliens.

     7. TRANSFERS TO YOUNGER PERSONS. If you transfer your contract to a person either 37 1/2 years younger than you, or a grandchild, or designate such younger person as a beneficiary, there may be Generation Skipping Transfer tax consequences.

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                 SUBACCOUNTS
                                          -------------------------------------------------------
                                          PRUDENTIAL    PRUDENTIAL    PRUDENTIAL         OCC
                                             MONEY      DIVERSIFIED   HIGH YIELD    ACCUMULATION
                                            MARKET         BOND          BOND       TRUST MANAGED
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                          -----------   -----------   ----------    -------------
ASSETS
  Investment in The Prudential
    Series Fund, Inc. Portfolios
    and non-Prudential administered
    funds, at net asset value
    [Note 3] .........................   $409,517,164  $571,573,815   $381,208,372  $446,142,833
                                         ------------  ------------   ------------  ------------
  Net Assets .........................   $409,517,164  $571,573,815   $381,208,372  $446,142,833
                                         ============  ============   ============  ============
NET ASSETS, representing:
  Equity of contract owners [Note 4]..   $409,517,164  $571,573,815   $381,208,372  $446,142,833
                                         ------------  ------------   ------------  ------------
                                         $409,517,164  $571,573,815   $381,208,372  $446,142,833
                                         ============  ============   ============  ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A1

                                               SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
   PRUDENTIAL   PRUDENTIAL     AIM V.I.     T. ROWE PRICE
      STOCK       EQUITY        GROWTH         EQUITY       PRUDENTIAL     PRUDENTIAL                    JANUS ASPEN
      INDEX       INCOME          AND          INCOME         EQUITY        JENNISON       AIM V.I.        GROWTH
    PORTFOLIO    PORTFOLIO    INCOME FUND     PORTFOLIO      PORTFOLIO      PORTFOLIO     VALUE FUND      PORTFOLIO
 -------------  ----------    -----------    -------------  -----------    ----------     ----------    ------------




$1,017,362,289  $552,654,145  $200,291,842  $189,276,527  $786,985,738   $1,215,578,269  $342,341,778   $364,020,511
--------------  ------------  ------------  ------------  ------------   --------------  ------------   ------------
$1,017,362,289  $552,654,145  $200,291,842  $189,276,527  $786,985,738   $1,215,578,269  $342,341,778   $364,020,511
==============  ============  ============  ============  ============   ==============  ============   ============

$1,017,362,289  $552,654,145  $200,291,842  $189,276,527  $786,985,738   $1,215,578,269  $342,341,778   $364,020,511
--------------  ------------  ------------  ------------  ------------   --------------  ------------   ------------
$1,017,362,289  $552,654,145  $200,291,842  $189,276,527  $786,985,738   $1,215,578,269  $342,341,778   $364,020,511
==============  ============  ============  ============  ============   ==============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                                    A2

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                      SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                            MFS             OCC       WARBURG PINCUS
                                                              MFS        EMERGING      ACCUMULATION    POST-VENTURE    PRUDENTIAL
                                                           RESEARCH       GROWTH      TRUST SMALL CAP     CAPITAL        GLOBAL
                                                            SERIES        SERIES         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                         ------------   ------------  --------------- --------------  -------------
ASSETS
  Investment in The Prudential Series Fund,
    Inc. Portfolios and non-Prudential
    administered funds, at net asset value [Note 3] ...  $106,649,299   $377,908,001    $77,837,223     $41,140,550    $172,963,851
                                                         ------------   ------------    -----------     -----------    ------------
  Net Assets ..........................................  $106,649,299   $377,908,001    $77,837,223     $41,140,550    $172,963,851
                                                         ============   ============    ===========     ===========    ============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ..................  $106,649,299   $377,908,001    $77,837,223     $41,140,550    $172,963,851
                                                         ------------   ------------    -----------     -----------    ------------
                                                         $106,649,299   $377,908,001    $77,837,223     $41,140,550    $172,963,851
                                                         ============   ============    ===========     ===========    ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A3

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                         PRUDENTIAL                                                             PRUDENTIAL
  JANUS ASPEN      T. ROWE PRICE           SMALL                                             PRUDENTIAL        DIVERSIFIED
 INTERNATIONAL     INTERNATIONAL      CAPITALIZATION     AMERICAN          FRANKLIN            20/20            CONSERVATIVE
    GROWTH             STOCK               STOCK          CENTURY          SMALL CAP           FOCUS              GROWTH
   PORTFOLIO         PORTFOLIO           PORTFOLIO       VP VALUE        GROWTH FUND         PORTFOLIO           PORTFOLIO
 -------------     -------------      --------------     --------        -----------         ----------        ---------------
 $342,761,586      $59,352,704         $77,061,987       $29,307,658       $45,690,342        $59,740,611        $107,555,867
 ------------      -----------         -----------       -----------       -----------        -----------        ------------
 $342,761,586      $59,352,704         $77,061,987       $29,307,658       $45,690,342        $59,740,611        $107,555,867
 ============      ===========         ===========       ===========       ===========        ===========        ============

 $342,761,586      $59,352,704         $77,061,987       $29,307,658       $45,690,342        $59,740,611        $107,555,867
 ------------      -----------         -----------       -----------       -----------        -----------        ------------
 $342,761,586      $59,352,704         $77,061,987       $29,307,658       $45,690,342        $59,740,611        $107,555,867
 ============      ===========         ===========       ===========       ===========        ===========        ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A4

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 1999

                                                                                   SUBACCOUNTS
                                                      ----------------------------------------------------------------------
                                                                                            PRUDENTIAL             OCC
                                                       PRUDENTIAL         PRUDENTIAL        HIGH YIELD        ACCUMULATION
                                                      MONEY MARKET     DIVERSIFIED BOND        BOND           TRUST MANAGED
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                      ------------     ----------------     ----------        -------------
INVESTMENT INCOME
  Dividend income .................................   $ 15,237,235     $           0       $    899,319       $  6,092,205
                                                      ------------     -------------       ------------       ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ..............      4,319,880         6,984,293          4,850,578          6,120,507
                                                      ------------     -------------       ------------       ------------
NET INVESTMENT INCOME (LOSS) ......................     10,917,355        (6,984,293)        (3,951,259)           (28,302)
                                                      ------------     -------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ............              0         1,285,540                  0         13,670,677
  Realized gain (loss) on shares redeemed .........              0          (217,332)        (1,335,323)           897,961
  Net change in unrealized gain (loss) on
    investments ...................................              0        (4,059,603)        15,367,189            324,829
                                                      ------------     -------------       ------------       ------------
NET GAIN (LOSS) ON INVESTMENTS ....................              0        (2,991,395)        14,031,866         14,893,467
                                                      ------------     -------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................   $ 10,917,355     $  (9,975,688)      $ 10,080,607       $ 14,865,165
                                                      ============     =============       ============       ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A5

                             SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                     AIM V.I.       T. ROWE PRICE
  PRUDENTIAL       PRUDENTIAL         GROWTH            EQUITY           PRUDENTIAL       PRUDENTIAL                    JANUS ASPEN
  STOCK INDEX     EQUITY INCOME         AND             INCOME             EQUITY          JENNISON       AIM V.I.        GROWTH
   PORTFOLIO        PORTFOLIO       INCOME FUND        PORTFOLIO          PORTFOLIO        PORTFOLIO     VALUE FUND      PORTFOLIO
  -----------     -------------     -----------      -------------       ----------       ----------     ----------     ------------

$   8,820,513     $ 12,066,262     $    983,762       $ 3,440,291       $ 12,078,192   $   1,392,985     $   893,450   $    555,659
-------------     ------------     ------------       -----------       ------------   -------------     -----------   ------------



   10,910,240        7,164,555        1,928,075         2,481,037          9,656,037      11,111,111       3,032,917      2,973,970
-------------     ------------     ------------       -----------       ------------   -------------     -----------   ------------
   (2,089,727)       4,901,707         (944,313)          959,254          2,422,155      (9,718,126)     (2,139,467)    (2,418,311)
-------------     ------------     ------------       -----------       ------------   -------------     -----------   ------------


   11,127,890       60,578,751          679,249         8,086,306         89,969,855      47,725,828       4,672,141      1,086,014
    1,703,966       (1,995,011)         261,097           380,940            856,311       3,182,966         139,822        163,612

  130,084,476      (13,812,667)      43,708,751        (6,757,908)       (24,789,617)    263,864,400      56,483,118     87,382,804
 ------------      -----------     ------------       -----------       ------------   -------------     -----------   ------------
  142,916,332       44,771,073       44,649,097         1,709,338         66,036,549     314,773,194      61,295,081     88,632,430
 ------------      -----------     ------------       -----------       ------------   -------------     -----------   ------------

$ 140,826,605     $ 49,672,780     $ 43,704,784       $ 2,668,592       $ 68,458,704   $ 305,055,068    $ 59,155,614   $ 86,214,119
=============     ============     ============       ===========       ============   =============    ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A6

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 1999

                                                                         SUBACCOUNTS
                                              ---------------------------------------------------------------------

                                                                    MFS              OCC           WARBURG PINCUS
                                                    MFS          EMERGING        ACCUMULATION       POST-VENTURE
                                                  RESEARCH        GROWTH        TRUST SMALL CAP       CAPITAL
                                                  SERIES          SERIES          PORTFOLIO          PORTFOLIO
                                              --------------   -------------    ----------------   -------------
INVESTMENT INCOME
  Dividend income .........................   $     168,118    $           0    $     492,737       $         0
                                              -------------    -------------    -------------       -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ......       1,212,884        3,014,243        1,066,833           351,026
                                              -------------    -------------    -------------       -----------
NET INVESTMENT INCOME (LOSS) ..............      (1,044,766)      (3,014,243)        (574,096)         (351,026)
                                              -------------    -------------    -------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ....         888,428                0                0                 0
  Realized gain (loss) on shares redeemed .         916,660        1,054,720         (779,717)          228,993
  Net change in unrealized gain (loss) on
    investments ...........................      18,501,505      156,194,947       (1,154,571)       15,136,721
                                              -------------    -------------    -------------       -----------
NET GAIN (LOSS) ON INVESTMENTS ............      20,306,593      157,249,667       (1,934,288)       15,365,714
                                              -------------    -------------    -------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............   $  19,261,827    $ 154,235,424    $  (2,508,384)      $15,014,688
                                              =============    =============    =============       ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A7

                                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                        PRUDENTIAL                                                      PRUDENTIAL
                  JANUS ASPEN       T. ROWE PRICE        SMALL                                          PRUDENTIAL      DIVERSIFIED
  PRUDENTIAL     INTERNATIONAL      INTERNATIONAL     CAPITALIZATION     AMERICAN      FRANKLIN           20/20         CONSERVATIVE
    GLOBAL         GROWTH              STOCK              STOCK          CENTURY       SMALL CAP          FOCUS           GROWTH
   PORTFOLIO      PORTFOLIO          PORTFOLIO          PORTFOLIO        VP VALUE     GROWTH FUND       PORTFOLIO*      PORTFOLIO*
  ----------    -------------      -------------     --------------     ---------     -----------      -----------     -------------

 $   415,757    $     459,400       $   215,438       $        0       $    69,828    $    10,300       $   71,135       $1,794,864
 -----------    -------------       -----------       ----------       -----------    -----------       ----------       ----------




   1,537,803        2,642,970           605,829          737,136           247,291        216,215          235,466          501,898
 -----------    -------------       -----------       ----------       -----------    -----------       ----------       ----------
  (1,122,046)      (2,183,570)         (390,391)        (737,136)         (177,463)      (205,915)        (164,331)       1,292,966
 -----------    -------------       -----------       ----------       -----------    -----------       ----------       ----------



     728,997                0           677,091          808,152           661,557        106,375           11,564                0
     644,200          938,177           275,936           50,819            (2,693)        33,496            7,246             (355)

  50,590,003      145,749,839        13,306,940        8,008,016        (2,145,944)    13,249,074        7,034,042        4,352,952
 -----------    -------------       -----------       ----------       -----------    -----------       ----------       ----------
  51,963,200      146,688,016        14,259,967        8,866,987        (1,487,080)    13,388,945        7,052,852        4,352,597
 -----------    -------------       -----------       ----------       -----------    -----------       ----------       ----------


 $50,841,154    $ 144,504,446       $13,869,576       $8,129,851       $(1,644,543)   $13,183,030       $6,888,521       $5,645,563
 ===========    =============       ===========       ==========       ===========    ===========       ==========       ==========


* Became available on May 3, 1999 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A8

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                           SUBACCOUNTS
                                                                   --------------------------------------------------------------
                                                                            PRUDENTIAL                       PRUDENTIAL
                                                                           MONEY MARKET                   DIVERSIFIED BOND
                                                                             PORTFOLIO                       PORTFOLIO
                                                                   ----------------------------    ------------------------------
                                                                       1999            1998              1999            1998
                                                                   ------------    ------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .................................   $ 10,917,355    $  6,220,605    $  (6,984,293)   $  13,023,727
  Capital gains distributions received .........................              0               0        1,285,540          716,977
  Realized gain (loss) on shares redeemed ......................              0               0         (217,332)          (6,174)
  Net change in unrealized gain (loss) on investments ..........              0               0       (4,059,603)      (1,510,869)
                                                                   ------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................     10,917,355       6,220,605       (9,975,688)      12,223,661
                                                                   ------------    ------------    -------------    -------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................    272,372,341     222,388,823      277,727,914      221,694,519
  Surrenders, Withdrawals and Death Benefits ...................    (42,335,727)    (19,037,371)     (36,944,522)     (11,972,687)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option    (71,873,867)    (73,761,433)     (26,698,441)      24,535,852
  Withdrawal Charge ............................................       (183,933)        (17,990)        (242,247)         (37,955)
                                                                   ------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER OPERATING TRANSFERS ...............    157,978,814     129,572,029      213,842,704      234,219,729
                                                                   ------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] .............................              0      (3,640,779)               0       (2,285,665)
                                                                   ------------    ------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................    168,896,169     132,151,855      203,867,016      244,157,725

NET ASSETS
  Beginning of period ..........................................    240,620,995     108,469,140      367,706,799      123,549,074
                                                                   ------------    ------------    -------------    -------------
  End of period ................................................   $409,517,164    $240,620,995    $ 571,573,815    $ 367,706,799
                                                                   ============    ============    =============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A9

                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                     OCC ACCUMULATION                      PRUDENTIAL                       PRUDENTIAL
       HIGH YIELD BOND                    TRUST MANAGED                      STOCK INDEX                      EQUITY INCOME
         PORTFOLIO                         PORTFOLIO                          PORTFOLIO                         PORTFOLIO
-----------------------------    -----------------------------    -------------------------------    ------------------------------
    1999           1998               1999             1998             1999             1998            1999             1998
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------

$ (3,951,259)   $  20,816,978    $     (28,302)   $ (2,670,351)   $    (2,089,727)   $   (185,276)   $  4,901,707    $   5,591,019
           0                0       13,670,677       6,952,938         11,127,890       8,054,760      60,578,751       25,710,606
  (1,335,323)        (473,469)         897,961        (277,190)         1,703,966         856,268      (1,995,011)        (231,835)
  15,367,189      (34,004,857)         324,829       5,676,242        130,084,476      81,282,537     (13,812,667)     (61,296,933)
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------

  10,080,607      (13,661,348)      14,865,165       9,681,639        140,826,605      90,008,289      49,672,780      (30,227,143)
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------


 129,036,884      188,630,259      112,391,697     228,513,667        321,599,131     252,590,459     115,693,987      290,496,090
 (30,777,962)     (13,920,895)     (36,218,849)    (15,187,256)       (47,411,223)    (18,498,579)    (36,847,150)     (17,041,887)
 (29,441,596)       9,082,688      (50,061,353)     (1,385,568)        37,359,865      20,564,789     (43,263,785)       2,985,956
    (389,559)         (35,661)        (436,907)        (82,063)          (260,561)        (78,726)       (356,713)         (65,773)
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------

  68,427,767      183,756,391       25,674,588     211,858,780        311,287,212     254,577,943      35,226,339      276,374,386
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------

           0       (2,770,786)               0      (3,854,378)                 0      (2,993,998)              0       (3,015,564)
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------
  78,508,374      167,324,257       40,539,753     217,686,041        452,113,817     341,592,234      84,899,119      243,131,679


 302,699,998      135,375,741      405,603,080     187,917,039        565,248,472     223,656,238     467,755,026      224,623,347
------------    -------------    -------------    ------------    ---------------    ------------    ------------    --------------
$381,208,372    $ 302,699,998    $ 446,142,833    $405,603,080    $ 1,017,362,289    $565,248,472    $552,654,145    $ 467,755,026
============    =============    =============    ============    ===============    ============    ============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A10

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                          SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                                                            T. ROWE PRICE
                                                                         AIM V.I. GROWTH AND                EQUITY INCOME
                                                                             INCOME FUND                      PORTFOLIO
                                                                   -----------------------------    --------------------------------
                                                                        1999            1998            1999             1998
                                                                   -------------    ------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .................................   $    (944,313)   $   (564,142)   $     959,254    $     971,949
  Capital gains distributions received .........................         679,249         916,060        8,086,306        4,669,654
  Realized gain (loss) on shares redeemed ......................         261,097          36,024          380,940           34,283
  Net change in unrealized gain (loss) on investments ..........      43,708,751      16,122,807       (6,757,908)       2,625,091
                                                                   -------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................      43,704,784      16,510,749        2,668,592        8,300,977
                                                                   -------------    ------------    -------------    -------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................      63,862,790      39,265,963       47,231,184       65,996,482
  Surrenders, Withdrawals and Death Benefits ...................      (9,606,456)     (2,875,990)     (11,063,140)      (5,579,801)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option       6,136,356       1,659,949       (7,280,014)       1,810,796
  Withdrawal Charge ............................................         (31,826)        (15,890)         (73,056)         (35,415)
                                                                   -------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER OPERATING TRANSFERS ...............      60,360,864      38,034,032       28,814,974       62,192,062
                                                                   -------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] .............................               0        (460,303)               0       (1,320,662)
                                                                   -------------    ------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................     104,065,648      54,084,478       31,483,566       69,172,377

NET ASSETS
  Beginning of period ..........................................      96,226,194      42,141,716      157,792,961       88,620,584
                                                                   -------------    ------------    -------------    -------------
  End of period ................................................   $ 200,291,842    $ 96,226,194    $ 189,276,527    $ 157,792,961
                                                                   =============    ============    =============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A11

                             SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL
           EQUITY                     PRUDENTIAL JENNISON                       AIM V.I.                       JANUS ASPEN
          PORTFOLIO                        PORTFOLIO                           VALUE FUND                    GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
    1999             1998             1999               1998            1999             1998             1999             1998
------------   -------------    ---------------    -------------    -------------    ------------    -------------    ------------

$  2,422,155   $   2,717,113    $    (9,718,126)   $  (3,512,674)   $  (2,139,467)   $   (537,111)   $  (2,418,311)   $   1,636,631
  89,969,855      62,992,043         47,725,828        6,752,988        4,672,141       4,721,622        1,086,014        2,162,901
     856,311         386,861          3,182,966          266,858          139,822          68,930          163,612        1,707,561
 (24,789,617)    (39,567,051)       263,864,400       93,984,005       56,483,118      18,290,373       87,382,804       19,044,323
------------   -------------    ---------------    -------------    -------------    ------------    -------------    -------------

  68,458,704      26,528,966        305,055,068       97,491,177       59,155,614      22,543,814       86,214,119       24,551,416
------------   -------------    ---------------    -------------    -------------    ------------    -------------    -------------



 204,643,213     252,668,916        372,108,655      226,450,341      143,043,185      44,708,869      132,338,514       39,709,839
 (45,524,510)    (21,218,983)       (49,014,642)     (12,706,368)     (12,933,293)     (2,887,607)     (14,142,704)      (3,026,558)
 (28,913,363)      2,789,177         92,106,617       28,775,735       35,258,086       6,080,094       44,810,730        4,761,250
    (324,391)        (85,832)          (327,147)         (52,520)         (55,983)        (18,853)         (57,856)         (21,890)
------------   -------------    ---------------    -------------    -------------    ------------    -------------    -------------
 129,880,949     234,153,278        414,873,483      242,467,188      165,311,995      47,882,503      162,948,684       41,422,641


           0      (4,666,555)                 0       (2,553,663)               0        (766,278)               0       (1,013,718)
------------   -------------    ---------------    -------------    -------------    ------------    -------------    -------------
 198,339,653     256,015,689        719,928,551      337,404,702      224,467,609      69,660,039      249,162,803       64,960,339


 588,646,085     332,630,396        495,648,718      158,244,016      117,874,169      48,214,130      114,857,708       49,897,369
------------   -------------    ---------------    -------------    -------------    ------------    -------------    -------------
$786,985,738   $ 588,646,085    $ 1,215,577,269    $ 495,648,718    $ 342,341,778    $117,874,169    $ 364,020,511    $ 114,857,708
============   =============    ===============    =============    =============    ============    =============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A12

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                             SUBACCOUNTS
                                                                   -----------------------------------------------------------------

                                                                               MFS                              MFS
                                                                         RESEARCH SERIES              EMERGING GROWTH SERIES
                                                                   ------------------------------    ------------------------------
                                                                        1999           1998              1999              1998
                                                                   -------------    -------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .................................   $  (1,044,766)   $    (710,146)   $  (3,014,243)   $  (1,270,095)
  Capital gains distributions received .........................         888,428        1,080,320                0          638,659
  Realized gain (loss) on shares redeemed ......................         916,660          101,567        1,054,720          519,956
  Net change in unrealized gain (loss) on investments ..........      18,501,505       10,224,375      156,194,947       27,427,720
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................      19,261,827       10,696,116      154,235,424       27,316,240
                                                                   -------------    -------------    -------------    -------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................      19,128,059       27,881,903       79,496,716       66,934,974
  Surrenders, Withdrawals and Death Benefits ...................      (4,803,341)      (2,149,211)     (13,508,434)      (3,655,122)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option      (1,734,031)         201,719       10,085,471        5,933,717
  Withdrawal Charge ............................................         (43,356)         (16,202)        (109,040)         (22,762)
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER OPERATING TRANSFERS ...............      12,547,331       25,918,209       75,964,713       69,190,807
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] .............................               0         (751,189)               0         (629,650)
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      31,809,158       35,863,136      230,200,137       95,877,397

NET ASSETS
  Beginning of period ..........................................      74,840,141       38,977,005      147,707,864       51,830,467
                                                                   -------------    -------------    -------------    -------------
  End of period ................................................   $ 106,649,299    $  74,840,141    $ 377,908,001    $ 147,707,864
                                                                   =============    =============    =============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A13

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                           WARBURG PINCUS                      PRUDENTIAL                      JANUS ASPEN
     OCC ACCUMULATION TRUST             POST-VENTURE CAPITAL                     GLOBAL                    INTERNATIONAL GROWTH
       SMALL CAP PORTFOLIO                   PORTFOLIO                         PORTFOLIO                        PORTFOLIO
-------------------------------   -------------------------------   ------------------------------    ------------------------------
     1999              1998             1999            1998             1999             1998             1999              1998
-------------    --------------   -------------    --------------   -------------    -------------    --------------   -------------

$    (574,096)   $    (726,310)   $    (351,026)   $    (220,149)   $  (1,122,046)   $      51,729    $  (2,183,570)   $    375,577
            0        1,857,356                0                0          728,997        3,067,421                0         277,964
     (779,717)        (185,468)         228,993          (29,780)         644,200          343,605          938,177         257,344
   (1,154,571)      (8,799,441)      15,136,721        1,225,477       50,590,003        8,158,029      145,749,839      12,138,102
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

   (2,508,384)      (7,853,863)      15,014,688          975,548       50,841,154       11,620,784      144,504,446      13,048,987
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


   14,475,643       40,824,682        7,384,487        7,812,255       50,926,412       25,232,854       67,353,904      46,761,121
   (5,403,265)      (2,179,774)      (1,361,901)        (716,362)      (6,794,389)      (2,991,488)      (9,802,085)     (5,140,181)
   (6,539,646)       1,029,950         (924,117)       1,132,477        3,429,607         (807,455)       4,587,183       3,054,726
      (26,239)         (17,090)          (7,136)          (4,532)         (20,785)          (9,953)         (54,319)        (32,754)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

    2,506,493       39,657,768        5,091,333        8,223,838       47,540,845       21,423,958       62,084,683      44,642,912
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

            0         (810,379)               0         (230,776)               0         (770,307)               0      (1,490,800)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
       (1,891)      30,993,526       20,106,021        8,968,610       98,381,999       32,274,435      206,589,129      56,201,099


   77,839,114       46,845,588       21,034,529       12,065,919       74,581,852       42,307,417      136,172,457      79,971,358
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
$  77,837,223    $  77,839,114       41,140,550    $  21,034,529      172,963,851    $  74,581,852    $ 342,761,586    $136,172,457
=============    =============    =============    =============    =============    =============    =============    ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A14

                             FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                            SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                                                              PRUDENTIAL SMALL
                                                                              T. ROWE PRICE                    CAPITALIZATION
                                                                           INTERNATIONAL STOCK                      STOCK
                                                                                PORTFOLIO                         PORTFOLIO
                                                                   ------------------------------    -------------------------------
                                                                        1999             1998             1999              1998
                                                                   -------------    -------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .................................   $    (390,391)   $      (9,407)   $    (737,136)   $    (223,876)
  Capital gains distributions received .........................         677,091          145,141          808,152        2,099,444
  Realized gain (loss) on shares redeemed ......................         275,936           (5,370)          50,819          100,021
  Net change in unrealized gain (loss) on investments ..........      13,306,940        3,521,094        8,008,016       (1,974,627)
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................      13,869,576        3,651,458        8,129,851              962
                                                                   -------------    -------------    -------------    -------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................      12,272,179       11,193,741       35,151,433        9,070,074
  Surrenders, Withdraws and Death Benefits .....................      (2,369,288)      (1,426,032)      (2,900,328)      (1,481,001)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option        (539,182)        (546,402)         245,904        2,431,672
  Withdrawal Charge ............................................         (12,248)          (9,049)          (3,007)             (24)
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER OPERATING TRANSFERS ...............       9,351,461        9,212,258       32,494,002       10,020,721
                                                                   -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] .............................               0         (444,980)               0           (2,337)
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      23,221,037       12,418,736       40,623,853       10,019,346

NET ASSETS
  Beginning of period ..........................................      36,131,667       23,712,931       36,438,134       26,418,788
                                                                   -------------    -------------    -------------    -------------
  End of period ................................................   $  59,352,704    $  36,131,667    $  77,061,987    $  36,438,134
                                                                   =============    =============    =============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A15

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                      PRUDENTIAL      PRUDENTIAL
        AMERICAN                              FRANKLIN                  20/20         DIVERSIFIED
         CENTURY                              SMALL CAP                 FOCUS         CONSERVATIVE
        VP VALUE*                           GROWTH FUND*              PORTFOLIO**   GROWTH PORTFOLIO**
-------------------------------   -------------------------------   ----------------------------------
     1999            1998             1999              1998             1999             1999
-------------    -------------    -------------    -------------    -------------    -----------------

$    (177,463)   $      (6,029)   $    (205,915)   $      (5,958)   $    (164,331)   $   1,292,966
      661,557                0          106,375                0           11,564                0
       (2,693)             (98)          33,496            6,735            7,246             (355)
   (2,145,944)         112,247       13,249,074          340,261        7,034,042        4,352,952
-------------    -------------    -------------    -------------    -------------    -------------

   (1,664,543)         106,120       13,183,030          341,038        6,888,521        5,645,563
-------------    -------------    -------------    -------------    -------------    -------------


   23,604,381        2,778,442       22,122,028        2,545,887       38,855,299       92,547,214
     (631,172)          (8,361)        (543,922)          (4,069)        (504,773)      (2,063,359)
    4,383,749          740,969        7,420,093          630,269       14,502,718       11,427,441
       (1,238)              (8)          (1,563)              (9)          (1,154)            (992)
-------------    -------------    -------------    -------------    -------------    -------------

   27,355,720        3,511,042       28,996,636        3,172,078       52,852,090      101,910,304
-------------    -------------    -------------    -------------    -------------    -------------

            0             (681)               0           (2,440)               0                0
-------------    -------------    -------------    -------------    -------------    -------------
   25,691,177        3,616,481       42,179,666        3,510,676       59,740,611      107,555,867


    3,616,481                0        3,510,676                0                0                0
-------------    -------------    -------------    -------------    -------------    -------------
$  29,307,658    $   3,616,481    $  45,690,342    $   3,510,676    $  59,740,611    $ 107,555,867
=============    =============    =============    =============    =============    =============


 * Became available on September 1, 1998 (Note 1)
** Became available on May 3, 1999 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A16

                        NOTES TO FINANCIAL STATEMENTS OF
              THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 1999

NOTE 1:   GENERAL

          Pruco Life Flexible Premium Variable Annuity Account ("the Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from the purchases of Discovery Preferred Variable Annuity contracts ("Discovery Preferred") and Discovery Select Variable Annuity contracts ("Discovery Select") and beginning October 11, 1999 Discovery Choice Variable Annuity contracts, Basic and Enhanced ("Discovery Choice") are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are thirty subaccounts within the Account. Discovery Select contracts offer the option to invest in twenty-four of these subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                       A17

NOTE 3:  INVESTMENT INFORMATION
         THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                             PRUDENTIAL         PRUDENTIAL         PRUDENTIAL            OCC           PRUDENTIAL
                                                MONEY           DIVERSIFIED        HIGH YIELD       ACCUMULATION          STOCK
                                               MARKET              BOND               BOND          TRUST MANAGED         INDEX
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             ------------       ------------      ------------       ------------      ------------
         Number of shares (rounded):           40,951,716         52,198,522        50,692,603         10,220,913        22,887,791
         Net asset value per share           $      10.00       $      10.95      $       7.52       $      43.65      $      44.45
         Cost:                               $409,517,164       $579,021,636      $399,709,831       $431,055,912      $789,218,496


                                             PRUDENTIAL          AIM V.I.         T. ROWE PRICE
                                               EQUITY           GROWTH AND           EQUITY          PRUDENTIAL        PRUDENTIAL
                                               INCOME             INCOME             INCOME            EQUITY           JENNISON
                                              PORTFOLIO            FUND             PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             ------------       ------------      -------------      ------------      ------------
         Number of shares (rounded):           28,312,200          6,340,356        10,105,527         27,231,340        37,529,431
         Net asset value per share           $      19.52       $      31.59      $      18.73       $      28.90      $      32.39
         Cost:                               $622,435,509       $137,091,483      $186,994,604       $838,738,489      $846,668,974


                                                                                                         MFS               OCC
                                              AIM V.I.          JANUS ASPEN            MFS            EMERGING        ACCUMULATION
                                                VALUE             GROWTH            RESEARCH           GROWTH        TRUST SMALL CAP
                                                FUND             PORTFOLIO           SERIES            SERIES           PORTFOLIO
                                             ------------       ------------      ------------       ------------    ---------------
         Number of shares (rounded):           10,219,158         10,817,861         4,569,379          9,960,675         3,456,360
         Net asset value per share           $      33.50       $      33.65      $      23.34       $      37.94      $      22.52
         Cost:                               $265,728,076       $253,846,012      $ 75,155,653       $189,594,017      $ 85,243,633


                                                                                                                       PRUDENTIAL
                                           WARBURG PINCUS                          JANUS ASPEN      T. ROWE PRICE         SMALL
                                            POST-VENTURE        PRUDENTIAL        INTERNATIONAL     INTERNATIONAL    CAPITALIZATION
                                               CAPITAL            GLOBAL             GROWTH             STOCK             STOCK
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                           --------------      -------------      -------------     -------------    --------------
         Number of shares (rounded):           2,136,062          5,583,081         8,863,760          3,117,264         4,742,276
         Net asset value per share          $      19.26       $      30.98      $      38.67       $      19.04      $      16.25
         Cost:                              $ 23,810,106       $115,095,668      $181,641,250       $ 43,336,323      $ 67,771,202


                                                                                                     PRUDENTIAL
                                                                                   PRUDENTIAL        DIVERSIFIED
                                              AMERICAN           FRANKLIN             20/20         CONSERVATIVE
                                               CENTURY           SMALL CAP            FOCUS            GROWTH
                                              VP VALUE          GROWTH FUND         PORTFOLIO         PORTFOLIO
                                             ------------       ------------      ------------      -------------
         Number of shares (rounded):            4,925,657          2,902,822         5,028,671         10,371,829
         Net asset value per share           $       5.95       $      15.74      $      11.88       $      10.37
         Cost:                               $ 31,341,355       $ 32,101,007      $ 52,706,569       $103,202,915



                                       A18

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                        SUBACCOUNTS
                                                          --------------------------------------------------------------------------
                                                           PRUDENTIAL     PRUDENTIAL     PRUDENTIAL         OCC
                                                              MONEY       DIVERSIFIED    HIGH YIELD    ACCUMULATION     PRUDENTIAL
                                                             MARKET          BOND           BOND       TRUST MANAGED    STOCK INDEX
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                          ------------    ------------  ------------- -------------- --------------
              Contract Owner Units Outstanding
                (Discovery Preferred-rounded): ........     18,428,614      23,741,453     17,801,035         N/A        40,197,437
              Unit Value (Discovery Preferred) ........   $    1.16977    $    1.17457  $     1.25119         N/A    $      2.24149
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Equity
                (Discovery Preferred) .................   $ 21,557,240    $ 27,885,998  $  22,272,477         N/A    $   90,102,154
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Select-rounded): ...........    331,274,925     462,776,279    286,794,531   321,473,248     413,343,040
              Unit Value (Discovery Select) ...........   $    1.16977    $    1.17457  $     1.25119  $    1.38780  $      2.24149
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Equity
                (Discovery Select) ....................   $387,515,470    $543,563,134  $ 358,834,450  $446,140,573  $  926,504,291
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Choice Basic-rounded): .....        192,759           3,666          7,701         0.000          67,412
              Unit Value (Discovery Choice Basic) .....   $    1.00705    $    1.00134  $     1.02910  $    0.98149  $      1.07732
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Equity
                (Discovery Choice Basic) ..............   $    194,118    $      3,671  $       7,925  $          0  $       72,625
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Choice Enhanced-rounded): ..        248,722         120,911         90,921         2,303         634,532
              Unit Value (Discovery Choice Enhanced) ..   $    1.00649    $    1.00083  $     1.02858  $    0.98101  $      1.07673
                                                          ------------    ------------  -------------  ------------  --------------
              Contract Owner Equity
                (Discovery Choice Enhanced) ...........   $    250,336    $    121,012  $      93,520  $      2,260  $      683,219
                                                          ------------    ------------  -------------  ------------  --------------
              TOTAL CONTRACT OWNER EQUITY .............   $409,517,164    $571,573,815  $ 381,208,372  $446,142,833  $1,017,362,289
                                                          ============    ============  =============  ============  ==============

                                                                                 SUBACCOUNTS (CONTINUED)
                                                         ---------------------------------------------------------------------------
                                                                            AIM V.I.     T. ROWE PRICE
                                                          PRUDENTIAL       GROWTH AND       EQUITY       PRUDENTIAL    PRUDENTIAL
                                                         EQUITY INCOME       INCOME         INCOME         EQUITY       JENNISON
                                                           PORTFOLIO          FUND         PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                         -------------    -------------  -------------  -----------  --------------
              Contract Owner Units Outstanding
                (Discovery Preferred-rounded): ........     32,470,878           N/A            N/A       77,161,984      41,947,739
              Unit Value (Discovery Preferred) ........   $    1.77516           N/A            N/A     $    1.77642  $      2.81446
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Equity
                (Discovery Preferred) .................   $ 57,641,005           N/A            N/A     $137,072,091  $  118,060,232
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Select-rounded): ...........    278,847,271      93,248,281    129,059,108    365,751,430     389,581,022
              Unit Value (Discovery Select) ...........   $    1.77516    $    2.14458   $    1.46563   $    1.77642  $      2.81446
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Equity
                (Discovery Select) ....................   $494,998,521    $199,978,398   $189,152,900   $649,728,156  $1,096,460,204
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Choice Basic-rounded): .....          2,939          91,373         18,191          0.000         192,663
              Unit Value (Discovery Choice Basic) .....   $    1.07799    $   $1.16053   $    0.97418   $    1.07278  $      1.17793
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Equity
                (Discovery Choice Basic) ..............   $      3,169    $    106,041   $     17,721   $          0  $      226,943
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Units Outstanding
                (Discovery Choice Enhanced-rounded): ..         10,626         178,802        108,770        172,987         705,729
              Unit Value (Discovery Choice
                Enhanced) .............................   $    1.07749    $    1.15996   $    0.97367   $    1.07228  $      1.17735
                                                          ------------    ------------   ------------   ------------  --------------
              Contract Owner Equity
                (Discovery Choice Enhanced) ...........   $     11,450    $    207,403   $    105,906   $    185,491  $      830,890
                                                          ------------    ------------   ------------   ------------  --------------

              TOTAL CONTRACT OWNER EQUITY .............   $552,654,145    $200,291,842   $189,276,527   $786,985,738  $1,215,578,269
                                                          ============    ============   ============   ============  ==============


                                       A19

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                         SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                                             MFS           OCC
                                                            AIM V.I.        JANUS ASPEN       MFS          EMERGING   ACCUMULATION
                                                             VALUE            GROWTH        RESEARCH        GROWTH   TRUST SMALL CAP
                                                             FUND            PORTFOLIO       SERIES         SERIES       PORTFOLIO
                                                         ------------      ------------   ------------   ------------ --------------
             Contract Owner Units Outstanding
               (Discovery Preferred-rounded): ........          N/A               N/A            N/A           N/A           N/A
             Unit Value (Discovery Preferred) ........          N/A               N/A            N/A           N/A           N/A
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Equity
               (Discovery Preferred) .................          N/A               N/A            N/A           N/A           N/A
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Units Outstanding
               (Discovery Select-rounded): ...........    159,478,282       156,489,738     58,852,725    142,181,941    70,710,730
             Unit Value (Discovery Select) ...........   $    2.14096      $    2.31856   $    1.81149   $    2.65585   $   1.10051
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Equity
               (Discovery Select) ....................   $341,436,622      $362,830,846   $106,611,123   $377,613,907   $77,817,866
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Units Outstanding
               (Discovery Choice Basic-rounded): .....         71,394           225,112         11,559         87,135        13,871
             Unit Value (Discovery Choice Basic) .....   $    1.11027      $    1.14801   $    1.15051   $    1.46600   $   1.04407
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Equity
               (Discovery Choice Basic) ..............   $     79,267      $    258,430   $     13,299   $    127,741   $    14,482
                                                         ------------      ------------   ------------   ------------   -----------
             Contract Owner Units Outstanding
               (Discovery Choice Enhanced-rounded): ..        744,211           811,597         21,634        113,531         4,672
             Unit Value (Discovery Choice Enhanced)      $    1.10975      $    1.14741   $    1.14991   $    1.46527   $   1.04349
                                                          ------------    ------------  -------------  ------------  --------------
             Contract Owner Equity ...................
               (Discovery Choice Enhanced) ...........   $    825,889      $    931,235   $     24,877   $    166,353   $     4,875
                                                         ------------      ------------   ------------   ------------   -----------
             TOTAL CONTRACT OWNER EQUITY .............   $342,341,778      $364,020,511   $106,649,299   $377,908,001   $77,837,223
                                                         ============      ============   ============   ============   ===========

                                                                                   SUBACCOUNTS (CONTINUED)
                                                         ---------------------------------------------------------------------------
                                                                                                                        PRUDENTIAL
                                                            WARBURG PINCUS                              T. ROWE PRICE      SMALL
                                                             POST-VENTURE   PRUDENTIAL    JANUS ASPEN   INTERNATIONAL CAPITALIZATION
                                                              CAPITAL         GLOBAL      INTERNATIONAL     STOCK          STOCK
                                                             PORTFOLIO      PORTFOLIO   GROWTH PORTFOLIO  PORTFOLIO      PORTFOLIO
                                                         ----------------- ------------ ---------------- ------------ --------------
              Contract Owner Units Outstanding
                (Discovery Preferred-rounded): .......           N/A         12,841,628         N/A          N/A          15,770,345
              Unit Value (Discovery Preferred) .......           N/A       $    2.27423         N/A          N/A         $   1.64674
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Equity
                (Discovery Preferred) ................           N/A       $ 29,204,816         N/A          N/A         $25,969,657
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Units Outstanding
                (Discovery Select-rounded): ..........      22,673,902       63,210,475    133,606,831     37,353,154     36,672,909
              Unit Value (Discovery Select) ..........    $    1.81263     $    2.27423   $    2.55865    $   1.58765    $   1.39319
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Equity
                (Discovery Select) ...................    $ 41,099,395     $143,755,159   $341,853,118    $59,303,735    $51,092,330
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Units Outstanding
                (Discovery Choice Basic-rounded): ....           1,934            0.000        148,790          0.000          0.000
              Unit Value (Discovery Choice Basic) ....    $    1.39652     $    1.24477   $    1.46027    $   1.19809    $   1.12193
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Equity
                (Discovery Choice Basic) .............    $      2,701     $          0   $    217,274    $         0    $         0
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Units Outstanding
                (Discovery Choice Enhanced-rounded): .          27,550            3,116        473,563         40,893          0.000
              Unit Value (Discovery Choice Enhanced) .    $    1.39579     $    1.24417   $    1.45956    $   1.19749    $   1.12143
                                                          ------------     ------------   ------------    -----------    -----------
              Contract Owner Equity
                (Discovery Choice Enhanced) ..........    $     38,454     $      3,876   $    691,194    $    48,969    $         0
                                                          ------------     ------------   ------------    -----------    -----------
              TOTAL CONTRACT OWNER EQUITY ............    $ 41,140,550     $172,963,851   $342,761,586    $59,352,704    $77,061,987
                                                          ============     ============   ============    ===========    ===========


                                       A20

                                                                               SUBACCOUNTS (CONTINUED)
                                                            ---------------------------------------------------------
                                                                                                         PRUDENTIAL
                                                                                           PRUDENTIAL    DIVERSIFIED
                                                             AMERICAN        FRANKLIN         20/20      CONSERVATIVE
                                                             CENTURY         SMALL CAP        FOCUS        GROWTH
                                                             VP VALUE       GROWTH FUND     PORTFOLIO     PORTFOLIO
                                                            ----------      -----------    -----------   ------------
              Contract Owner Units Outstanding
                (Discovery Preferred-rounded): ........           N/A             N/A           N/A             N/A
              Unit Value (Discovery Preferred) ........           N/A             N/A           N/A             N/A
                                                           -----------      -----------    -----------    ------------
              Contract Owner Equity
                (Discovery Preferred) .................           N/A             N/A           N/A             N/A
                                                           -----------      -----------    -----------    ------------
              Contract Owner Units Outstanding
                (Discovery Select-rounded): ...........     25,545,686       21,301,323     50,083,559     102,284,285
              Unit Value (Discovery Select) ...........    $   1.14715      $   2.14040    $   1.17842    $    1.05128
                                                           -----------      -----------    -----------    ------------
              Contract Owner Equity
                (Discovery Select) ....................    $29,304,734      $45,593,352    $59,019,467    $107,529,423
                                                           -----------      -----------    -----------    ------------
              Contract Owner Units Outstanding
                (Discovery Choice Basic-rounded): .....           0.00           24,088         29,922           6,052
              Unit Value (Discovery Choice Basic) .....    $   0.97477      $   1.27363    $   1.14337    $    1.05464
                                                           -----------      -----------    -----------    ------------
              Contract Owner Equity
                (Discovery Choice Basic) ..............    $         0      $    30,679    $    34,212    $      6,383
                                                           -----------      -----------    -----------    ------------
              Contract Owner Units Outstanding
                (Discovery Choice Enhanced-rounded): ..          3,002           52,091        601,106          19,031
              Unit Value (Discovery Choice Enhanced) ..    $   0.97426      $   1.27297    $   1.14278    $    1.05412
                                                           -----------      -----------    -----------    ------------
              Contract Owner Equity
                (Discovery Choice Enhanced) ...........    $     2,924      $    66,311    $   686,932    $     20,061
                                                           -----------      -----------    -----------    ------------
              TOTAL CONTRACT OWNER EQUITY .............    $29,307,658      $45,690,342    $59,740,611    $107,555,867
                                                           ===========      ===========    ===========    ============


NOTE 5: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of 1.25%, 1.25%, 1.35% and 1.65%, are applied daily against the net assets representing equity of Discovery Preferred, Discovery Select, Discovery Choice Basic and Discovery Choice Enhanced contract owners respectively, held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B. Administration Charges

           The administration charges at an effective annual rate of .15% is applied daily against the net assets representing equity of Discovery Preferred and Discovery Select contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

        C. Withdrawal Charge

           A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

NOTE 6: TAXES

           Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

           The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to
           (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A21

NOTE 8: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999 and 1998 were as follows:

                                                                                SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                   PRUDENTIAL                     PRUDENTIAL                     PRUDENTIAL
                                                      MONEY                      DIVERSIFIED                     HIGH YIELD
                                                     MARKET                          BOND                           BOND
                                                    PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                                           --------------------------    ----------------------------    ---------------------------
                                              1999           1998           1999            1998            1999           1998
                                           ----------     ----------     ----------       ----------     ----------     -----------
        Contract Owner Contributions:     456,935,811     331,650,231     291,375,622     237,118,644    133,657,032    184,723,455
        Contract Owner Redemptions:      (319,757,994)   (215,127,759)   (111,214,388)    (37,463,915)   (78,517,650)   (40,262,125)


                                                                           SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                                      OCC
                                                  ACCUMULATION                   PRUDENTIAL                     PRUDENTIAL
                                                  TRUST MANAGED                 STOCK INDEX                   EQUITY INCOME
                                                    PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------    ----------------------------    ---------------------------
                                              1999           1998            1999            1998           1999           1998
                                          -----------     ----------     ------------     ----------     -----------    ------------
        Contract Owner Contributions:     97,333,166      191,632,041     217,901,612     191,146,233     93,026,349    197,270,485
        Contract Owner Redemptions:      (78,496,794)     (33,777,164)    (63,462,137)    (39,441,955)   (74,144,631)   (37,833,640)


                                                                           SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                                   AIM V.I.                   T. ROWE PRICE
                                                   GROWTH AND                    EQUITY                         PRUDENTIAL
                                                     INCOME                      INCOME                           EQUITY
                                                      FUND                      PORTFOLIO                        PORTFOLIO
                                          ---------------------------    ----------------------------    ---------------------------
                                              1999           1998            1999            1998            1999           1998
                                          ----------       ----------    ------------      ----------    -----------    ------------
        Contract Owner Contributions:     46,491,648       33,393,776      43,773,751      59,351,080    150,750,917    187,580,463
        Contract Owner Redemptions:      (12,380,878)      (6,352,042)    (24,719,079)    (14,700,797)   (75,237,504)   (40,618,482)


                                                                           SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------------
                                                   PRUDENTIAL                       AIM V.I.                     JANUS ASPEN
                                                    JENNISON                         VALUE                         GROWTH
                                                   PORTFOLIO                         FUND                         PORTFOLIO
                                         ----------------------------    ----------------------------    ---------------------------
                                              1999           1998            1999             1998          1999            1998
                                         ------------     -----------    ------------      ----------     ----------     -----------
        Contract Owner Contributions:    254,836,824      169,816,396     109,052,648      42,370,683    107,500,782     38,586,915
        Contract Owner Redemptions:      (69,429,979)     (27,814,479)    (19,289,303)     (8,849,926)   (20,319,212)    (8,478,173)


                                                                           SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                                                                    MFS                            OCC
                                                       MFS                        EMERGING                     ACCUMULATION
                                                    RESEARCH                       GROWTH                     TRUST SMALL CAP
                                                     SERIES                        SERIES                       PORTFOLIO
                                          ---------------------------    ----------------------------    ---------------------------
                                              1999           1998           1999             1998           1999           1998
                                          ----------       ----------    ------------      ----------    -----------     -----------
        Contract Owner Contributions:     18,280,673       25,587,443      70,528,999      65,462,962     22,091,651     42,145,368
        Contract Owner Redemptions:       (9,946,023)      (6,445,798)    (25,076,467)    (12,875,587)   (19,841,734)    (9,942,999)


                                                                           SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                                 WARBURG PINCUS
                                                  POST-VENTURE                   PRUDENTIAL                      JANUS ASPEN
                                                     CAPITAL                       GLOBAL                       INTERNATIONAL
                                                    PORTFOLIO                     PORTFOLIO                    GROWTH PORTFOLIO
                                           --------------------------    ----------------------------    ---------------------------
                                              1999           1998            1999            1998            1999          1998
                                           ---------       ----------    ------------      ----------    -----------    ------------
        Contract Owner Contributions:      8,119,699        9,699,611      38,863,649      22,311,044     58,594,897     46,728,091
        Contract Owner Redemptions:       (4,128,642)      (2,027,125)    (10,766,101)     (7,301,735)   (20,034,764)   (14,796,532)


                                                                           SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------------------------------
                                                                                 PRUDENTIAL
                                                  T. ROWE PRICE                    SMALL
                                                  INTERNATIONAL                 CAPITALIZATION                   AMERICAN
                                                      STOCK                         STOCK                        CENTURY
                                                    PORTFOLIO                     PORTFOLIO                      VP VALUE*
                                          ---------------------------    ----------------------------    ---------------------------
                                              1999           1998           1999             1998           1999           1998
                                          ----------      -----------    ------------      ----------    -----------     -----------
        Contract Owner Contributions:     14,025,682       12,732,340      35,801,924      11,437,423     25,178,300      3,106,101
        Contract Owner Redemptions:       (6,555,084)      (4,847,940)     (9,019,886)     (3,224,485)    (2,712,585)       (23,128)

        * Became available on September 1, 1998


                                       A22

                                                              SUBACCOUNTS (CONTINUED)
                                           -----------------------------------------------------------------
                                                                           PRUDENTIAL      PRUDENTIAL
                                                   FRANKLIN                  20/20        DIVERSIFIED
                                                  SMALL CAP                  FOCUS        CONSERVATIVE
                                                 GROWTH FUND*              PORTFOLIO**   GROWTH PORTFOLIO**
                                          ---------------------------      -----------   -------------------
                                             1999             1998            1999             1999
                                          ----------       ----------      ----------       -----------
        Contract Owner Contributions:     20,865,250        2,877,726      55,311,847       109,391,417
        Contract Owner Redemptions:       (2,308,089)         (57,385)     (4,597,260)       (7,082,049)

         * Became available on September 1, 1998 (Note 1)
        ** Became available on May 3, 1999 (Note 1)

NOTE 9: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 1999 were as follows:

                                            PRUDENTIAL         PRUDENTIAL        PRUDENTIAL            OCC
                                               MONEY           DIVERSIFIED       HIGH YIELD        ACCUMULATION        PRUDENTIAL
                                              MARKET              BOND              BOND           TRUST MANAGED       STOCK INDEX
                                             PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           -------------     -------------      -------------      -------------     --------------
          Purchases ...................     $206,858,775      $218,701,233       $ 79,837,332       $ 49,695,587       $307,114,320
          Sales .......................     $(53,199,841)     $(11,842,823)      $(16,260,144)      $(30,141,506)      $ (6,737,349)

                                                                AIM V.I.        T. ROWE PRICE
                                            PRUDENTIAL         GROWTH AND          EQUITY           PRUDENTIAL         PRUDENTIAL
                                           EQUITY INCOME         INCOME            INCOME             EQUITY            JENNISON
                                             PORTFOLIO            FUND            PORTFOLIO          PORTFOLIO         PORTFOLIO
                                           -------------     -------------      -------------      -------------     --------------
          Purchases ...................     $ 57,186,887      $59,506,973       $31,561,310         $145,133,645       $414,169,282
          Sales .......................     $(29,125,101)     $(1,074,184)      $(5,227,372)        $(24,908,733)      $(10,405,909)


                                                                                                       MFS                OCC
                                             AIM V.I.          JANUS ASPEN           MFS             EMERGING         ACCUMULATION
                                               VALUE             GROWTH           RESEARCH            GROWTH         TRUST SMALL CAP
                                               FUND             PORTFOLIO          SERIES             SERIES           PORTFOLIO
                                           -------------     -------------      -------------      -------------    ----------------
          Purchases ...................     $162,944,434      $160,723,651       $15,829,308        $75,757,539        $ 7,977,825
          Sales .......................     $   (665,356)     $   (748,938)      $(4,494,861)       $(2,807,069)       $(6,538,165)

                                                                                                                       PRUDENTIAL
                                          WARBURG PINCUS                                           T. ROWE PRICE         SMALL
                                           POST-VENTURE        PRUDENTIAL        JANUS ASPEN       INTERNATIONAL      CAPITALIZATION
                                              CAPITAL            GLOBAL        INTERNATIONAL           STOCK             STOCK
                                             PORTFOLIO          PORTFOLIO     GROWTH PORTFOLIO       PORTFOLIO         PORTFOLIO
                                          --------------     -------------    ----------------     --------------    ---------------
          Purchases ...................     $ 6,050,667       $48,942,279       $62,035,894         $11,045,835        $37,590,708
          Sales .......................     $(1,310,360)      $(2,939,236)      $(2,594,179)        $(2,300,203)       $(5,833,842)

                                                                                 PRUDENTIAL         PRUDENTIAL
                                             AMERICAN          FRANKLIN             20/20           DIVERSIFIED
                                              CENTURY          SMALL CAP            FOCUS          CONSERVATIVE
                                             VP VALUE         GROWTH FUND        PORTFOLIO**     GROWTH PORTFOLIO**
                                           -------------     -------------      -------------    -----------------
          Purchases ...................     $27,184,239       $29,172,612        $52,835,991        $101,434,895
          Sales .......................     $   (75,810)      $(392,191)         $(219,367)         $    (26,489)

        ** Became available on May 3, 1999


NOTE 10: SUBSEQUENT EVENT

           As of May 1, 2000 the Warburg Pincus Post-Venture Capital Portfolio's name is being changed to the Global Post-Venture Capital Portfolio. This will have no effect on the contract owner's account or the related unit value.


                                       A23

To the Contract Owners of the
Discovery Select Variable Annuity Subaccounts of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, OCC Accumulation Trust Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, AIM V.I. Growth and Income Fund,
T. Rowe Price Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OCC Accumulation Trust Small Cap Portfolio, Warburg Pincus Post-Venture Capital Portfolio, Prudential Global Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, Prudential Small Capitalization Stock Portfolio, American Century VP Value, Franklin Small Cap Growth Fund, Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio of the Discovery Select Variable Annuity Subaccounts of Pruco Life Flexible Premium Variable Annuity Account at December 31, 1999, the results of each of their operations for the period then ended (for the period September 1, 1998 through December 31, 1999 for American Century VP Value and Franklin Small Cap Growth Fund and for the period May 3, 1999 through December 31, 1999 for Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio) and the changes in each of their net assets for each of the two years in the period then ended, (for the period September 1, 1998 through December 31, 1999 for American Century VP Value and Franklin Small Cap Growth Fund and for the period May 3, 1999 through December 31, 1999 for Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

        CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS.

The following analysis should be read in conjunction with the Notes to Consolidated Financial Statements.

The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program primarily through Prudential's sales force in the United States. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressure as the legal barriers which have historically segregated the markets of the financial services industry have been changed through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds that are positioned to deliver competing investment products through large, stable distribution channels. The Company also markets individual life insurance through its branch office in Taiwan.

The Company's Results of Operations and Changes in Statements of Financial Position are described below.

1.  RESULTS OF OPERATIONS

Net income for the year ended December 31, 1999 was $55.6 million, a decrease of $96.4 million or 63.4% from $152.0 million earned in the year ended December 31, 1998. The decrease reflects a $189.9 million increase in expenses, offset in part by a $39.2 million increase in revenues and a related decrease in income taxes of $54.3 million. Net income for the year ended December 31, 1997 was $106.4 million.

(a)   1999 versus 1998

Premiums increased $16.8 million to $99.0 million for the year ended December 31, 1999. The increase was primarily due to continued growth at the Company's Taiwan branch, which sells traditional life insurance products. New sales for the Taiwan branch grew by 40% and gross insurance in force increased by 16%. The premium increase in Taiwan was partially offset by a decrease of $2.4 million in domestic premiums related to extended term policy conversions. As an option in the event of a lapse, individual variable life insurance policies provide policyholders with additional extended term or reduced paid-up life insurance based on the amount that can be purchased with the remaining cash value of the contract (if the contractholder does not elect to receive the remaining cash value as a cash distribution). The application of the remaining cash value to purchase such coverage is recorded as premium revenue in the Statement of Operations.

Policy charges and fee income, primarily consisting of expense, mortality, loading and other insurance charges assessed on policyholder account balances, increased by $63.8 million to $414.4 million in 1999 from $350.6 million in 1998. The majority of the proceeds from sales of the Company's interest sensitive, non traditional products are invested in Separate Account funds, through which the customer has an option to invest in mutual fund investments. These Separate Account fund balances increased by $4.5 billion from the prior year. Strong securities market conditions contributed to appreciation in Separate Account asset values during 1999, and consequently, fee income. Favorable market conditions also provided a stimulus to investors to purchase mutual fund shares and annuities, particularly the Discovery Select annuity product, the Company's most actively sold annuity product, which further contributed to growth in assets and fees earned. Discovery Select net sales, defined as sales less withdrawals, increased slightly from $2.573 billion in 1998 to $2.646 billion in 1999, an increase of $73.0 million. This increase can be attributed to an increase in exchanges as a result of the Exchange Program, which provides the contractholders of older Prudential or Pruco Life annuity products an opportunity to convert to the Discovery Select product. Exchanges were $1.221 billion in 1999 compared to $.925 billion in 1998, an increase of $296.0 million. New sales declined from $1.647 billion in 1998 to $1.424 billion in 1999, a decrease of $223.0 million.

Net investment income increased by $15.4 million to $276.8 million in 1999. The increase was primarily the result of higher income from fixed maturities (excluding short-term investments) of $12.2 million, as the average assets increased. Average yields on fixed maturities were modestly lower in 1999. Investment of cash inflows from the Prudential Credit Enhanced ("PACE") product, a non-participating guaranteed investment contract ("GIC"), was the primary cause of the increase in the asset base. The PACE product increased its investments in fixed maturities by $345.8 million during 1999.

Realized investment losses, net were $32.5 million in 1999 compared to realized investment gains, net of $44.8 million for the prior year. The decline of $77.3 million was primarily due to the impact of net sales of fixed maturity securities during a rising interest rate environment for most of 1999. Realized losses on fixed maturities were $29.1 million in 1999, consisting of losses on sales of $18.0 million and writedowns for impairments deemed other than temporary of $11.1 million. In 1998, there were realized gains of $29.8 million on fixed maturities, net of writedowns for impairments deemed other than temporary of $2.8 million. In addition, in 1999 the Company realized $1.6 million in losses from U.S. Treasury futures transactions versus a gain of $12.4 million in the prior year.

Asset management fees increased to $60.4 million at December 31, 1999 from $40.2 million at December 31, 1998. These represent fees collected from the Prudential Series Funds ("PSF"), a portfolio of mutual fund investments related to the Company's Separate Account products. The increase reflects a $4.5 billion increase in Separate Account assets in 1999, as discussed above.

Policyholders' benefits were $205.0 million for the year ended December 31, 1999, an increase of $11.3 million from $193.7 million for the year ended December 31, 1998. The increase was mainly due to increases in reserves of $4.2 million, surrender increases of $3.0 million, and term life conversion credits of $3.0 million. The reserve increase reflects continued business expansion in the Company's Taiwan branch. As noted above, the Taiwan branch experienced a 40% growth in sales in 1999, requiring an increase to their reserves of $12.8 million. This increase was offset by a decline in domestic reserves of $8.9 million resulting from a reduction in extended term insurance activity and a decrease in year over year sales. The term life conversions of $3.0 million relate to premium credits provided to policyholders who exercised an option to convert term life insurance products to variable life insurance.

Interest credited to policyholder account balances for the year ended December 31, 1999 was $136.9 million, an increase of $17.9 million from $119.0 million in 1998. Interest credited for the PACE product increased by $15.0 million as PACE account balances increased to $584.7 million at December 31, 1999 from $231.3 million at December 31, 1998.

General, administrative and other expenses, net of capitalization and amortization of deferred policy acquisition costs ("DAC"), increased $160.7 million to $392.0 million in 1999 from $231.3 million in 1998. The increase was primarily the result of the implementation of a new expense allocation methodology from Prudential. This new allocation process shifts a greater amount of expenses to products requiring more complex business processes and more transactions, such as variable products which allow policyholders to make changes in their investment portfolio. As a result of this change, the Company's allocation of general and administrative expenses from Prudential increased by approximately $78.0 million. These allocated expenses include distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product distributed through Prudential's retail agency network. A majority of these distribution expenses have been capitalized by the Company as DAC.

Other factors contributing to the increase in general, administrative and other expenses include DAC amortization, Prudential Global Asset Management ("PGAM") fees and a reserve for unbeknownst modified endowment contracts ("UMEC"). DAC amortization increased by $46.3 million. In 1998, DAC amortization was reduced as a result of a change in estimate of gross profit margin related to variable universal life products and increased profitability of the Discovery Select product. In addition, beginning in 1999 expenses included an asset based charge from PGAM for managing Separate Account investment portfolios. These fees were $25.8 million in 1999. Expenses in 1999 also include $10.2 million for the establishment of a reserve for UMEC. A modified endowment contract ("MEC") is a universal life policy in which the money paid into the contract by the contractholder exceeds the level permitted by the Internal Revenue Service. Consequently, the contract loses its tax deferred status. The Company had failed to notify contractholders when they reached this level, and therefore has agreed to remedy policyholders for any penalties they have incurred. The Company has established a reserve to cover any tax liability to be paid on behalf of the policyholder, any enhanced death benefit given to the policyholder as a remedy and any expected administrative costs.

(b)   1998 versus 1997

Total insurance revenues, consisting of premiums and policy charges and fee income, increased by $31.0 million for the year ended December 31, 1998 to $432.7 million from $401.7 million for the year ended December 31, 1997. The increase was due to higher premium revenues at the Company's Taiwan branch and higher mortality and expense charges related to increases in policyholder account balances during 1998. In addition, there was an increase of $4.6 million in premiums related to extended term policy conversions.

The Company's net investment income increased by $1.8 million for the year ended December 31, 1998 to $261.4 from $259.6 million for the year ended December 31, 1997. Consolidated net realized investment gains increased $33.8 million in 1998 due to the sale of fixed maturities during a period of declining interest rates.

Policyholders' benefits decreased $5.8 million for the year ended December 31, 1998 to $193.7 million from $199.5 million for the year ended December 31, 1997 due to less surrenders from extended term insurance.

Interest credited to policyholders' account balances increased by $8.1 million for the year ended December 31, 1998 to $118.9 million from $110.8 million for the year ended December 31, 1997. Accounting for more than half of this increase was the introduction of a new non-participating GIC product, PACE, early in 1998. The remaining increase was attributable to the rise in policyholder account balances as well as increased interest credited pertaining to Separate Account policy loans, partially offset by declining interest crediting rates for interest-sensitive life contracts.

General, administrative and other expenses increased by $3.7 million for the year ended December 31, 1998 to $231.3 million from $227.6 million for the year ended December 31, 1997. Increased sales activity resulted in a corresponding increase in expenses. In addition to the increased sales volume, Prudential's allocation methodology for expenses billed to Pruco Life changed late in 1998, resulting in increased expenses allocated to the Company. Offsetting this increase was a 1997 refinement of estimated gross profit margins which led to an overall decrease in DAC amortization relative to 1997.

CHANGES IN FINANCIAL POSITION

1999 versus 1998

Total assets increased from $16.8 billion at December 31, 1998 to $21.8 billion at December 31, 1999, an increase of $5.0 billion, of which $4.5 billion represents growth in Separate Account assets. Contributions to Separate Accounts were $3.5 billion in 1999, withdrawals and expense disbursements were $1.1 billion and net investment income (including realized and unrealized gains) was $2.1 billion. The majority of the Separate Account increase came from the Discovery Select annuity product which increased by $3.7 billion due to net sales and appreciation, including $1.2 billion in exchange sales. Other increases in 1999 are mainly from growth in investments of $235.0 million and DAC of $201.0 million. For discussion of Investments see "Investment Portfolio and Investment Strategies" which follows.

Total liabilities increased from $15.1 billion at December 31, 1998 to $20.1 billion at December 31, 1999, an increase of $5.0 billion. The increase was primarily due to higher Separate Account liabilities of $4.5 billion in 1999, increases to policyholder account balances of $414 million and increases to future policy reserves of $107 million. The increase of $414 million in policyholders' account balances from $2.7 billion at December 31, 1998 to $3.1 billion at December 31, 1999 was primarily due to the PACE product which increased by $353.0 million in 1999. Annuity General Account balances increased by $70.0 million in 1999, mainly due to exchanges and sales of the Discovery Select product.

Future policy benefits increased by $107.2 million from $528.8 million at December 31, 1998 to $636.0 million at December 31, 1999. The increase was primarily the result of increased sales and in-force business at the Taiwan branch.

INVESTMENT PORTFOLIO AND INVESTMENT STRATEGIES

The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $4.5 billion at December 31, 1999, versus $4.2 billion at December 31, 1998. A diversified portfolio of publicly traded bonds, private placements, commercial mortgages and equity investments is managed under strategies intended to maintain optimal asset mix consistent with current and anticipated cash flow requirements of the related obligations. The risk tolerance reflects the Company's aggregate capital position, exposure to business risk, liquidity and rating agency considerations.

The asset management strategy for the portfolio is in accordance with an investment policy statement developed and coordinated within the Company by the Portfolio Management Group, agreed to by senior management, and approved by the Company's Board of Directors. In managing the investment portfolio, the long term objective is to generate favorable investment results through asset-liability management, strategic and tactical asset allocation and asset manager selection. Asset mix strategies are constrained by the need to match asset structure to product liabilities, considering the underlying income and return characteristics of investment alternatives and seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Asset mix strategies also include maintenance of broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to manage the portfolio are discussed below.

FIXED MATURITIES

The fixed maturity portfolio is diversified across maturities, sectors and issuers. The Company has classified all publicly traded securities as "available for sale" or "AFS". As of December 31, 1999 and 1998, approximately 72% and 63% respectively, of privately traded securities, were classified as AFS. The remainder of the privately placed fixed maturities were classified as "held to maturity" or "HTM". "Available for sale" securities are carried in the Consolidated Statements of Financial Position at fair value, with unrealized gains and losses (after certain related adjustments) recognized by credits or charges to "Accumulated Other Comprehensive Income", a component of equity capital. Securities "held to maturity" are carried at amortized cost, and unrealized gains or losses on these securities are not recognized in the financial statements. At December 31, 1999 the fixed maturities portfolio totaled $3.4 billion (AFS fair value of $3.0 billion and HTM amortized cost of $0.4 billion), an increase of $0.2 billion compared to December 31, 1998. This increase in fixed maturities was due primarily to cash inflows from the PACE products of $0.3 billion, offset in part by net unrealized losses due to rising interest rates.


                                         1999                                         1998
                       ------------------------------------------    ---------------------------------------
                                                          NET                                         NET
                         AMORTIZED     ESTIMATED      UNREALIZED      AMORTIZED      ESTIMATED    UNREALIZED
                           COST        FAIR VALUE      (LOSSES)         COST        FAIR VALUE      GAINS
                       ------------   ------------    -----------    -----------    -----------    ---------
                                                           (In Thousands)

FIXED MATURITIES
Publicly traded        $  2,070,500   $  2,004,636    $  (65,864)    $ 2,040,592    $ 2,054,807    $  14,215
Privately placed          1,402,547      1,371,548       (30,999)      1,108,620      1,130,964       22,344

                       ------------   ------------    -----------    -----------    -----------    ---------
TOTAL                  $  3,473,047   $  3,376,184    $  (96,863)    $ 3,149,212    $ 3,185,771    $  36,559
                       ============   ============    ===========    ===========    ===========    =========

At December 31, 1999, net unrealized losses on the "available for sale" fixed maturity portfolio totaled $85.7 million compared with net unrealized gains of $25.3 million at December 31, 1998. The change in the net unrealized gain position reflects the impact of rising interest rates..

Based on fair value, the Company's holdings of private placement fixed maturities constituted 41% and 35% of total fixed maturities at December 31, 1999 and 1998, respectively. These investments generally offer higher yields than comparable quality public market securities, increase the diversification of the portfolio, and contain tighter covenant protection than public securities.

Gross investment income from fixed maturities increased by $12.2 million to $217.5 million in 1999 as a result of a higher average asset base from the investment of positive cashflows from the PACE products in 1999. Realized losses were $29.1 million in 1999 compared with realized gains of $29.8 million in 1998. This decrease was attributed to net sales activity during a rising interest rate environment for most of 1999, as opposed to 1998 when rates were falling. In addition, writedowns for impairments of fixed maturities which were deemed to be other than temporary increased by $8.4 million from 1998.

Credit Quality

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1999:


                                     DECEMBER 31, 1999                           DECEMBER 31, 1998
                         ------------------------------------------- ------------------------------------------
          STANDARD &      AMORTIZED             ESTIMATED             AMORTIZED            ESTIMATED
  NAIC      POOR'S           COST       %       FAIR VALUE    %          COST       %     FAIR VALUE     %
------------------------ --------------------- --------------------- ------------------ -----------------------
                                                            (In Thousands)

   1    AAA to AAA-      $1,369,346   39.4%    $1,342,146   39.8%    $1,375,368   43.7%   $1,398,678   43.9%
   2    BBB+ to BBB-      1,847,502   53.2%     1,787,102   52.9%     1,436,820   45.6%    1,449,072   45.5%
   3    BB+ to BB-          159,896    4.6%       150,994    4.5%       240,380    7.6%      244,933    7.7%
   4    B+ to B-             75,843    2.2%        75,239    2.2%        68,621    2.2%       66,762    2.1%
   5    CCC or lower          7,718    0.2%         8,061    0.2%        27,553    0.9%       26,062    0.8%
   6    In or near
        default              12,742    0.4%        12,642    0.4%           470    0.0%          264    0.0%

                         -------------         -------------         -------------       --------------
        TOTAL            $3,473,047    100.0%  $3,376,184    100.0%  $3,149,212    100.0% $3,185,771    100.0%
                         =============         =============         =============       ==============

The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 93% and 89% of the portfolio at December 31, 1999 and 1998, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio, based on fair value, was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company maintains separate monitoring processes for public and private fixed maturities and creates watch lists to highlight securities which require special scrutiny and management. The Company's fixed maturity asset managers formally review all public fixed maturity holdings on a monthly basis and more frequently when necessary to identify potential credit deterioration whether due to ratings downgrades, unexpected price variances, and/or industry specific concerns. The Company classifies public fixed maturity securities of issuers that have defaulted as loans not in good standing and all other public watch list assets as closely monitored.

Our private fixed maturity asset managers conduct specific servicing tests on each investment on a quarterly basis to determine whether the investment is in compliance or should be placed on the watch list or assigned an early warning classification. The Company assigns early warning classification to those issuers that have failed a servicing test or experienced a minor covenant default, and the Company continues to monitor them for improvement or deterioration. The Company assigns closely monitored status to those investments that have been recently restructured or for which restructuring is a possibility due to substantial credit deterioration or material covenant defaults. The Company classifies as not in good standing securities of issuers that are in more severe condition, for example, bankruptcy or payment default.


                                              DECEMBER 31, 1999                        DECEMBER 31, 1998
                                       -------------------------------          ------------------------------
                                         AMORTIZED                                AMORTIZED
                                            COST           % OF TOTAL                COST          % OF TOTAL
                                       ---------------   -------------          -------------    -------------
                                                                    (In Thousands)

Performing                             $  3,428,880             98.8%           $  3,124,315            99.2%
Watch List
  Closely monitored                          31,425              0.9%                 24,427             0.8%
  Not in good standing                       12,742              0.3%                    470             0.0%
                                       ---------------                          ---------------
Total                                  $  3,473,047                             $  3,149,212
                                       ===============                          ===============

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Portfolio Diversity

The fixed maturity portfolio is broadly diversified by type and industry of issuer. The greatest industry concentrations within the public portfolio were finance, utilities, and manufacturing. The greatest concentrations within the private portfolio were asset backed securities, manufacturing and service issues. The portfolio is summarized below by issuer category:

                                                            DECEMBER 31, 1999
                                              -----------------------------------------------
                                                 AMORTIZED        ESTIMATED         % OF
                                                   COST           FAIR VALUE     FAIR VALUE
                                              ----------------  -------------   -----------
                                                              (In Thousands)
         United States government
             securities and obligations       $     113,172     $    111,122          3.3%
         Mortgage backed securities                   1,558            1,712          0.1%
         Asset backed securities (1)                464,097          453,441         13.4%
         Foreign government securities               92,725           92,988          2.8%
         Manufacturing                              706,866          675,731         20.0%
         Utilities                                  489,207          471,534         14.0%
         Retail and wholesale                       244,723          238,438          7.1%
         Energy                                      31,392           30,837          0.9%
         Finance                                    635,268          625,321         18.5%
         Services                                   518,040          504,350         14.9%
         Transportation                             166,108          160,586          4.7%
         Other                                        9,891           10,124          0.3%
                                              ----------------  --------------- -------------
         TOTAL                                 $  3,473,047     $  3,376,184        100.0%
                                              ================  =============== =============

                                                            DECEMBER 31, 1998
                                              -----------------------------------------------
                                                 AMORTIZED        ESTIMATED        % OF
                                                   COST          FAIR VALUE     FAIR VALUE
                                              ---------------- ------------------------------
                                                              (In Thousands)
         United States government
             securities and obligations       $     110,294    $     110,839            3.5%
         Mortgage backed securities                     750              906            0.1%
         Asset backed securities (1)                428,321          431,182           13.5%
         Foreign government securities               87,112           88,419            2.8%
         Manufacturing                              585,680          589,775           18.5%
         Utilities                                  454,279          463,140           14.5%
         Retail and wholesale                       166,980          168,837            5.3%
         Energy                                       6,429            6,649            0.2%
         Finance                                    556,850          561,751           17.6%
         Services                                   584,496          594,240           18.7%
         Transportation                             148,999          151,091            4.8%
         Other                                       19,022           18,942            0.5%
                                              ---------------- ------------------------------
         TOTAL                                $   3,149,212    $   3,185,771          100.0%
                                              ================ ==============================


(1) Asset backed securities are primarily backed by credit card receivables, home equity loans, trade receivables and auto loans.

Mortgage Loans on Real Estate

As of December 31, 1999, the Company's mortgage loan portfolio totaled $10.5 million, a reduction of $6.8 million from December 31, 1998, reflecting maturities and prepayments. The portfolio is comprised of commercial mortgage loans, with diversification by property type and geographic location. Refer to Footnote 3 in the Notes to Consolidated Financial Statements. In 1999, investment income increased by $1.0 million versus 1998 mainly due to increased mortgage loan prepayment income in anticipation of increasing interest rates.

The Company monitors the mortgage loan portfolio quarterly and through that process identifies which loans require additional monitoring. Loans with estimated collateral values less than the outstanding loan balances and loans demonstrating characteristics indicative of higher than normal credit risks are reviewed by management. The underlying collateral values are based upon discounted property cash flow projections or external appraisals.

Equity Securities

The Company's equity securities are comprised of common stocks and are carried at estimated fair value on the Statements of Financial Position. Based on fair value, equity securities totaled $4.5 million in 1999 compared to $2.8 million in 1998. The equity securities portfolio experienced no significant changes in income or realized gains in 1999.

Short-Term Investments

Short-term investments include highly liquid debt instruments such as commercial paper which are purchased with an original maturity of twelve months or less. These securities are carried at amortized cost, which approximates fair value. As of December 31, 1999, the Company's short-term investments totaled $207.2 million, a decrease of $33.5 million compared to $240.7 million at December 31, 1998. The decrease in short-term investments was primarily due to decreased securities financing activity. Net investment income was $19.2 million for 1999 and $23.1 million for 1998. The reduction reflects a decrease in the average asset base.

Other Significant Items

Derivatives

The Company uses derivatives primarily to alter mismatches between the duration of assets in its portfolios and the duration of insurance and annuity liabilities supported by those assets. During 1999, $1.6 million of losses were realized from derivatives versus gains of $12.4 million in 1998. The Company was net long in interest rate futures during both years. However, interest rates were generally rising in 1999 versus declining in 1998.

2.  LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements include the payment of sales commissions, other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments or through short term borrowing from its affiliate Prudential Funding Corporation (refer to Footnote 14 in the Notes to Consolidated Financial Statements). As of December 31, 1999, the Company's assets included $2.1 billion of cash, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are initially deferred and amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

Insurance companies are subject to Risk-Based Capital ("RBC") guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory surplus with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequacy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance (the "Insurance Departments"). The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

The NAIC has approved a series of codified statutory accounting standards which will replace the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting. Certain of the standards could have an impact on the measurement of statutory capital which, in turn, could affect RBC ratios of insurance companies. The Insurance Departments have issued notices requiring adoption of the new Accounting Practices and Procedures Manual for financial filings with an "as of" date on and after January 1, 2001. The Company has not estimated the potential effect of the Codification guidance, but does not believe it will have an adverse impact on the Company's surplus position.

3. REGULATORY ENVIRONMENT

The Company is subject to the laws of the Insurance Departments. A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Departments each year covering the Company's operations for the preceding year and its financial position as of the end of that year. Regulation by the Insurance Departments includes periodic examinations to verify the accuracy of contract liabilities and reserves. The Company's books and accounts are subject to review by the Insurance Departments at all times. A full examination of the Company's operations is conducted periodically by the Insurance Departments and under the auspices of the NAIC.

The Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula as described in the Liquidity and Capital Resources disclosure. The implementation of these standards has not had a significant impact on the Company.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

4.  THE YEAR 2000 ISSUE

The Company utilizes many of the same business applications, infrastructure and business partners as Prudential. Prudential addressed the Year 2000 issue on an enterprise-wide basis. Therefore, it is not possible to differentiate the Company's Year 2000 issue from that of Prudential. The accompanying discussion of the Year 2000 issue and its outcome reflects steps taken by Prudential to mitigate the Year 2000 risks.

The Year 2000 issue is best understood as a computer hardware and software problem in which computer systems that have date-sensitive programming may recognize a date using "00" as the year 1900 instead of the year 2000. Prudential's total cost to address the Year 2000 issue was $225 million, with $13 million spent in 1996, $64 million in 1997, $104 million in 1998 and $44 million in 1999. These amounts do not include Prudential's share of Year 2000 costs incurred by partnerships or joint ventures in which Prudential participates but does not have a controlling financial interest. These amounts also exclude costs for replacement systems that Prudential implemented or accelerated solely due to potential Year 2000 failures because they were immaterial. Prudential funded the cost of its Year 2000 program from operations.

During the course of its Year 2000 program, Prudential delayed some discretionary computer projects to focus on completion of the Year 2000 projects. These delays did not have a material impact on Prudential's or the Company's financial condition or operations.

To date, neither Prudential nor the Company have experienced material Year 2000 related problems in any of their operations. Prudential believes that it has mitigated the Year 2000 risk, however Prudential cannot guarantee that it will not experience a Year 2000 failure that has thus far been undetected. In the worst case, it is possible that an as yet unknown Year 2000 failure, whether internal or external, could have a material impact on Prudential or Pruco Life's results of operations, liquidity or financial condition. Where necessary, we have enhanced our general business continuation contingency plans to ensure that they would be effective in responding to a Year 2000 failure. Substantially all of these plans, as they related to Year 2000 issues, include the ultimate resolution of any technology failure that we may encounter.

5.  EFFECTIVE NEW ACCOUNTING PRONOUNCEMENTS

Refer to Footnote 2, "Summary of Significant Accounting Policies," of the Notes to Consolidated Financial Statements.

6.  INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Some of the statements contained in Management's Discussion and Analysis, including those words such as "believes", "expects", "intends", "estimates", "assumes", "anticipates" and "seeks", are forward-looking statements. These forward-looking statements involve risk and uncertainties. Actual results may differ materially from those suggested by the forward-looking statements for various reasons. In particular, statements contained in Management's Discussion and Analysis regarding the Company's business strategies involve risks and uncertainties, and we can provide no assurance that we will be able to execute our strategies effectively or achieve our financial and other objectives.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

RISK MANAGEMENT, MARKET RISK, AND DERIVATIVE FINANCIAL INSTRUMENTS

As an wholly-owned subsidiary of Prudential, the Company benefits from the risk management strategies implemented by its parent.

Risk management includes the identification and measurement of various forms of risk, establishment of acceptable risk thresholds, and creation of processes intended to maintain risks within these thresholds while optimizing returns on the underlying assets or liabilities. Prudential considers risk management an integral part of its core businesses.

The risks inherent in the Company's operations include market risk, product risk, credit risk, and operating risk.

MARKET RISK is the risk of change in the value of financial instruments as a result of absolute or relative changes in interest rates, foreign currency exchange rates or equity or commodity prices. To varying degrees, the investment activities supporting all of the Company's products and services generate market risks. Market risks incurred and the strategies for managing these risks vary by product.

With respect to non-variable life insurance products, fixed rate annuities and the fixed rate options in our variable life insurance and annuity products, the Company incurs market risk primarily in the form of interest rate risk. The Company manages this risk through asset/liability management strategies that seek to match the interest rate sensitivity of the assets to that of the underlying liabilities. The Company's overall objective in these strategies is to limit the net change in value of assets and liabilities arising from interest rate movements. While it is more difficult to measure the interest sensitivity of the Company's insurance liabilities than that of the related assets, to the extent the Company can measure such sensitivities the Company believes that interest rate movements will generate asset value changes that substantially offset changes in the value of the liabilities relating to the underlying products.

For variable annuities and variable life insurance products, excluding the fixed rate options in these products, the Company's main exposure is the risk that asset management fees may decrease as a result of declines in assets under management due to changes in prices of securities. The Company is also exposed to the risk that asset management fees calculated by reference to performance could be lower. For variable annuity and variable life insurance products with minimum guaranteed death benefits, the Company also faces the indirect risk that declines in the value of underlying investments as a result of changes in securities prices may increase the Company's net exposure to death benefits under these contracts. The Company does not believe that these indirect risks add significantly to the Company's overall risk. The Company manages its exposure to equity price risk primarily by seeking to match the risk profile of equity investments against risk-adjusted equity market benchmarks. The Company measures benchmark risks level in terms of price volatility in relation to the market in general.

The Company's exposure to market risk results from "other than trading" activities in its insurance businesses. Market risks in the Company's insurance business are managed through an investment process that incorporates asset/liability management techniques and other risk management policies and limits. Derivatives, as discussed further below, are used for hedging purposes in the asset/liability management process. These include sensitivity and Value-at-Risk measures, positions and other limits based on type of risk, and various hedging methods.

INSURANCE ASSET/LIABILITY MANAGEMENT

The Company seeks to maintain interest rate and equity exposures within established ranges, which are periodically adjusted based on market conditions and the design of related insurance products sold to customers. The Company's risk managers, who work with portfolio and asset managers but under separate management, establish investment risk limits for exposures to any issuer, geographic region, type of security or industry sector and oversee efforts to manage risk within policy constraints set by management and approved by the Board of Directors.

The Company uses duration and convexity analyses to measure price sensitivity to interest rate changes. Duration measures the relative sensitivity of the fair value of a financial instrument to changes in interest rates. Convexity measures the rate of change of duration with respect to changes in interest rate. The Company seeks to manage its interest rate exposure by matching the relative sensitivity of asset and liability values to interest rate changes, or controlling "duration mismatch" of assets and liabilities. The Company has a target duration mismatch level of plus or minus 0.5 years. As of December 31, 1999, the difference between the pre-tax duration of assets and the target duration of liabilities in the Company's duration managed portfolio was less than 0.1 years. The Company also considers risk-based capital implications in its asset/liability management strategies.

The Company also performs portfolio stress testing as part of its regulatory cash flow testing. In this testing, the Company evaluates the impact of altering its interest-sensitive assumptions under various moderately adverse interest rate environments. These interest-sensitive assumptions relate to the timing and amounts of redemptions and pre-payments of fixed-income securities and lapses and surrenders of insurance products. The Company evaluates any shortfalls that this cash flow testing reveals to determine if there is a need to increase statutory reserves or adjust portfolio management strategies.

MARKET RISK RELATED TO INTEREST RATES

Assets that subject the Company to interest rate risk include fixed maturities, mortgage loans on real estate, and policy loans. In the aggregate, the carrying value of these assets represented 73% of consolidated assets, other than assets that are held in Separate Accounts, as of December 31, 1999 and 74% as of December 31, 1998. With respect to liabilities, the Company is exposed to interest rate risk through policyholder account balances relating to interest-sensitive life insurance and annuity and investment type contracts.

The Company assesses interest rate sensitivity for its financial assets, financial liabilities and derivatives using hypothetical test scenarios which assume both upward and downward 100 basis point parallel shifts in the yield curve from prevailing interest rates. The following tables set forth the potential loss in fair value from a hypothetical 100 basis point upward shift at December 31, 1999 and 1998, because this scenario results in the greatest net exposure to interest rate risk of the hypothetical scenarios tested at those dates. While the test scenario is for illustrative purposes only and does not reflect management's expectations regarding future interest rates or the performance of fixed income markets, it is a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These test scenarios do not measure the changes in value that could result from non-parallel shifts in the yield curve, which would be expected to produce different changes in discount rates for different maturities. As a result, the actual loss in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations.

This presentation does not include $2.469 billion and $2.393 billion of insurance reserves and deposit liabilities at December 31, 1999 and 1998, respectively. The Company believes that the interest rate sensitivities of these insurance liabilities offset, in large measure, the interest rate risk of the financial assets set forth in the following tables.

                                                          December 31, 1999
                                    ---------------------------------------------------------------
                                                                      Fair Value
                                                                      After + 100
                                                                      Basis Point
                                       Notional        Estimated       Parallel      Hypothetical
                                         Value           Fair         Yield Curve     Change in
                                     (derivatives)       Value           Shift        Fair Value
                                    ---------------------------------------------------------------
Financial Assets and Liabilities                             (In millions)
with Interest Rate Risk:
Financial Assets:
     Fixed maturities:
         Available for sale                       -       $   2,998       $   2,897      $   (101)
         Held to maturity                         -             378             367           (11)
     Mortgage loans on real estate                -              12              12              -
     Policy loans                                 -             761             728           (33)

Derivatives
     Futures                                    122             (2)             (9)            (7)

Financial liabilities
Investment contracts                              -         (1,277)         (1,262)             15

                                                                                    ---------------
Total estimated potential loss                                                           $   (137)
                                                                                    ===============


                                                          December 31, 1998
                                    ---------------------------------------------------------------
                                                                      Fair Value
                                                                      After + 100
                                                                      Basis Point
                                       Notional        Estimated       Parallel      Hypothetical
                                         Value           Fair         Yield Curve     Change in
                                     (derivatives)       Value           Shift        Fair Value
                                    ---------------------------------------------------------------
Financial Assets and Liabilities                             (In millions)
with Interest Rate Risk:
Financial Assets:
     Fixed maturities:
         Available for sale                       -       $   2,764       $   2,666       $   (98)
         Held to maturity                         -             422             408           (14)
     Mortgage loans on real estate                -              19              19              -
     Policy loans                                 -             806             762           (44)

Derivatives
     Futures                                     41               -             (2)            (2)

Financial liabilities
Investment contracts                              -           (839)           (832)              7

                                                                                    ---------------
Total estimated potential loss                                                           $   (151)
                                                                                    ===============

The estimated changes in fair values of the financial assets shown above relate to assets invested in support of the Company's insurance liabilities, but do not include assets associated with products for which investment risk is borne primarily by the contractholders rather than the Company.

MARKET RISK RELATED TO EQUITY PRICES

The Company actively manages equity price risk relative to benchmarks in respective markets. Equity holdings are benchmarked against a blend of leading market indices, mainly the Standard & Poor's ("S&P") 500 and Russell 2000, and targets price sensitivities that approximate those of the benchmark indices. The Company estimates its equity price risk from a hypothetical 10% decline in equity benchmark market levels and measures this risk in terms of the decline in the fair value of the equity securities it holds. Using this methodology, the Company's estimated equity price risk at December 31, 1999 was $.4 million, representing a hypothetical decline in fair market value of equity securities held by the Company at that date from $4.5 million to $4.1 million. The Company's estimated equity price risk using this methodology at December 31, 1998 was $.3 million, representing a hypothetical decline in fair market value of equity securities the Company held at that date from $2.8 million to $2.5 million. These amounts exclude equity securities relating to products for which investment risk is borne primarily by the contractholder rather than by the Company. While these scenarios are for illustrative purposes only and do not reflect management's expectations regarding future performance of equity markets or of the Company's equity portfolio, they represent near term reasonably possible hypothetical changes that illustrate the potential impact of such events.

MARKET RISK RELATED TO FOREIGN CURRENCY EXCHANGE RATES

The Company is exposed to foreign currency exchange risk in its investment portfolio and through its operations in Taiwan. The Company generally hedges substantially all foreign currency-denominated fixed-income investments supporting its U.S. insurance operations into U.S. dollars, using foreign exchange currency swaps, in order to mitigate the risk that the fair value of these investments fluctuates as a result of changes in foreign exchange rates. The Company generally does not hedge all of the foreign currency risk of its equity investments in unaffiliated foreign entities.

Foreign currency exchange risk is actively managed within specified limits at the enterprise (Prudential) level using Value-at-Risk ("VaR") analysis. This statistical technique estimates, at a specified confidence level, the potential pretax loss in portfolio market value that could occur over an assumed time horizon due to adverse market movements. This calculation utilizes a variance/covariance approach.

The Company calculates VaR estimates of exposure to loss from volatility in foreign currency exchange for a one month time period. The Company's estimated VaR at December 31, 1999 for foreign currency assets not hedged to U.S. dollars, measured at the 95% confidence level and using a one month time horizon, was $1.2 million, representing a hypothetical decline in fair market value of these foreign currency assets from $36.1 million to $34.9 million. The Company's estimated VaR at December 31, 1998 for foreign currency assets not hedged to U.S. dollars, measured at the 95% confidence level and using a one month time horizon, was $0.5 million, representing a hypothetical decline in fair market value of these foreign currency assets from $32.0 million to $31.5 million. These calculations use historical price volatilities and correlation data at a 95% confidence level.

The Company's average monthly VaR from foreign currency exchange rate movements measured at the 95% confidence level over a one month time horizon was $1.5 million during 1999 and $1.6 million during 1998.

LIMITATIONS OF VAR MODELS

Although VaR models represent a recognized tool for risk management, they have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns. Accordingly VaR models should not be viewed as a predictor of future results. The Company may incur losses that could be materially in excess of the amounts indicated by the model on a particular trading day or over a period of time. A VaR model does not estimate the greatest possible loss. The Company uses these models together with other risk management tools, including stress testing. The results of these models and analysis thereof are subject to the judgment of the Company's risk management personnel.

DERIVATIVES

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forwards contracts. See Footnote 11 of the Notes to Consolidated Financial Statements as to the Company's derivative positions at December 31, 1999 and 1998. Under insurance statutes the Company may only use derivative securities in hedging activities intended to offset changes in the market value of assets held, obligations, and anticipated transactions. These statutes prohibit the use of derivatives for speculation. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

PRODUCT RISK is the risk of adverse results due to deviation of experience from expected levels reflected in pricing. Products are priced to reflect the expected levels of benefits and expense while allowing a margin for adverse deviation. The level of margin varies with product design and pricing strategy with respect to the targeted market. The Company seeks to maintain underwriting standards so that premium charged is consistent with risk assumed on an overall basis. Additionally, most of the Company's policies and contracts allow the Company to adjust credits (via interest crediting rates) and/or charges (in contracts where elements such as mortality and expense charges are not guaranteed), allowing the Company some flexibility to respond to changes in actuarial experience. The Company also considers the competitive environment in determining pricing elements including premiums, crediting rates, and non-guaranteed charges.

Mortality risks, generally inherent in most of the Company's life insurance and annuity products, are incorporated in pricing based on the Company's experience (if available and relevant) and/or industry experience. Mortality studies are performed periodically to compare the actual incidence of death claims in relation to business in force, to levels assumed in pricing and to industry experience. Expense risk is the risk that actual expenses exceed those assumed in pricing, relates to all products and varies by volume of business as well as general price level changes. Persistency risk represents the risk that the pattern of policy surrenders will deviate from assumed levels so that policies do not remain in force long enough to allow the Company to recover its acquisition costs. Certain products are designed, by use of surrender charges and other features, to discourage early surrenders and thus mitigate this risk to the Company. Periodic studies are performed to compare actual surrender experience to pricing assumptions and industry experience.

For fee-based products in which investment risk is borne by the client, the Company retains the risk that fees charged may not adequately cover administrative expenses. The ability to earn a spread between these fees and the associated costs is dependent upon the competitive environment, product performance, the ability to attract clients and assets, and the Company's control of expense levels.

CREDIT RISK is the risk that counterparties or issuers may default or fail to fully honor contractual obligations and is inherent in investment portfolio asset positions including corporate bonds and mortgages, private placements and other lending-type products, certain derivative transactions, and various investment operations functions. In derivative transactions, the Company follows an established credit approval process which includes risk control limits and monitoring procedures. The Company is also exposed to credit risk resulting from reinsurance transactions.

Limits of exposure by counterparty, country and industry are in place at the portfolio level, and counterparty concentration risk is also reviewed at the enterprise level. Credit concentration risks are limited based on credit quality, and enterprise-level concentrations are reviewed on a quarterly basis. Business group credit analysis units evaluate creditworthiness of counterparties and assign internal credit ratings based on data from independent rating agencies and their own fundamental analysis. Additionally, stress tests and sensitivity analysis are utilized to estimate the exposure to credit losses from unusual events.

OPERATING RISK is the risk of potential loss from internal or external events such as mismanagement, fraud, systems breakdowns, business interruption, or failure to satisfy legal or fiduciary responsibilities. Like other financial institutions, the Company is exposed to the risk of misconduct by employees that are contrary to the internal controls the Company designed to manage those risks. Legal risk may arise from inadequate control over contract documentation, marketing processes, or other operations. The Company is subject to internal controls established by Prudential to manage regulatory, legal, credit, asset management and other risks at the business unit level for specific lines of business and at the enterprise level for company-wide processes. Business unit management personnel, internal auditors and an enterprise level Management Internal Control unit monitor the Company's controls. The Company's controls are subject to regulatory review in certain instances.

Another aspect of operating risk relates to the Company's ability to conduct transactions electronically and to gather, process, and disseminate information and maintain data integrity and uninterrupted operations given the possibility of unexpected or unusual events. The Company has implemented a business continuation initiative to address these concerns. The potential impact of the Year 2000 on computer operations, infrastructural support, and other matters is discussed above.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select. Age 48.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group. Age 53.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group. Age 49.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999; Senior Vice President and Director of Sales, Investment Consulting Group, Paine Webber. Age 43.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group. Age 57.

KIYOFUMI SAKAGUCHI, Director - President and CEO, Prudential International Insurance Group since 1995. Age 57.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Vice President and Treasurer, Prudential since 1995. Age 43.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank. Age 57.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995. Age 40.

HIROSHI NAKAJIMA, Senior Vice President - President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd. Age 56.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management. Age 45.

DENNIS G. SULLIVAN, Vice President and Chief Accounting Officer - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers. Age 44.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.